UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☑	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Staffing 360 Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

641 Lexington Avenue

27th Floor

New York, NY 10022

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Staffing 360 Solutions, Inc. (the “Company”) on [—], 2017, which will be held at the offices of Citrin Cooperman & Co., LLP, New York, NY 10017, at [—] a.m., local time.  Enclosed with this letter are your Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Voting Card and Fiscal 2016 Annual Report (including the Annual Report on Form 10-K for the fiscal year ended May 31, 2016) (the “2016 Fiscal Annual Report”).  The Proxy Statement included with this notice discusses each of our proposals to be considered at the Annual Meeting. Please review our annual report for the year ended May 31, 2016 at [—].

At this year’s meeting, you will be asked to consider and vote upon the following proposals to: (1) elect five directors; (2) approve the change in our corporate domicile from the state of Nevada to the state of Delaware; (3) approve our 2016 Omnibus Incentive Plan; (4) approve our 2016 Long Term Incentive Plan; (5) approve, on a non-binding advisory basis, the executive compensation of our named executive officers as described in this Proxy Statement; (6) vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation; (7) approve the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules in accordance with the Stock Purchase Agreement between our Company and Discover Growth Fund dated June 24, 2016 (the “Discover Purchase Agreement”); (8) approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares; and (9) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors (the “Board”) has fixed the close of business on [—], 2016 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction. On the following pages, we provide answers to frequently asked questions about the Annual Meeting.  The Notice, Proxy Statement, and Fiscal 2016 Annual Report are also available at [—].

You are welcome to attend the Annual Meeting in person. Your vote is important.  Whether or not you expect to attend the Annual Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction as soon as possible. This will assure your representation and a quorum for the transaction of business at the meeting.

Thank you for your ongoing support.  We hope to see you at the Annual Meeting.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Executive Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: [—], 2017

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the 2016 Annual Meeting of Stockholders will be held at the offices of Citrin Cooperman & Co., LLP, New York, NY 10017 on [—], 2017 at [—] a.m. local time.  During the Annual Meeting, stockholders will be asked to, as more fully described in the Proxy Statement:

(1)	Elect five (5) directors;
(2)	Approve the change in our corporate domicile from the state of Nevada to the state of Delaware;
(3)	Approve our 2016 Omnibus Incentive Plan;
(4)	Approve our 2016 Long Term Incentive Plan;
(5)	Approve, on a non-binding advisory basis, the executive compensation of our named executive officers;
(6)	Vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation;
(7)

Approve the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules in accordance with the Discover Purchase Agreement;

(8)	Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares; and
(9)	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Proposal No. 1 relates solely to the election of five (5) directors nominated by the Board and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company.

The Board has fixed the close of business on [—], 2016 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. If you are a stockholder as of the Record Date, you may vote at the meeting.  The date of mailing this Notice of Meeting and Proxy Statement is on or about [—], 2016.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at our principal office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction card as soon as possible. This will assure your representation and a quorum for the transaction of business at the Annual Meeting. If you attend the Annual Meeting in person, the proxy will not be used if you so request by revoking it as described in the Proxy Statement.

You are entitled to attend the Annual Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

By order of our Board

/s/ Brendan Flood
Brendan Flood
Executive Chairman

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [—], 2017.

Hard copies of the Company’s Proxy Statement and Annual Report to security holders in connection with the Annual Meeting are being mailed to stockholders of record as of the close of business on [—], 2016.  The Company’s Proxy Statement and Annual Report to security holders are also available at [—].

If you have any questions about accessing materials or voting, please call [—] at [—].

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [—], 2017

This Proxy Statement is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the offices of Citrin Cooperman & Co., LLP, New York, NY 10017, on [—], 2017 at [—] a.m., local time, and any adjournments thereof.  This Proxy Statement, along with a Notice of the Annual Meeting and either a proxy card or a voting instruction card, are being mailed to our stockholders beginning on or about [—], 2016.

Unless the context otherwise requires, in this proxy statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What am I voting on?

At this year’s Annual Meeting, you will be asked to:

(1)	Elect five (5) directors;
(2)	Approve the change in our corporate domicile from the state of Nevada to the state of Delaware;
(3)	Approve our 2016 Omnibus Incentive Plan;
(4)	Approve our 2016 Long Term Incentive Plan;
(5)	Approve, on a non-binding advisory basis, the executive compensation of our named executive officers;
(6)	Vote, on a non-binding advisory basis, on the frequency of stockholder advisory votes on executive compensation;
(7)

Approve the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules in accordance with the Stock Purchase Agreement between our Company and Discover Growth Fund dated June 24, 2016 (the “Discover Purchase Agreement”);

(8)	Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares; and
(9)	Transact any other business properly brought before the Annual Meeting or any adjournments thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on [—], 2016 (the “Record Date”) may vote at the Annual Meeting.  Pursuant to the rights of our stockholders contained in our charter documents each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement.  There were [—] shares of Common Stock outstanding on the Record Date.  Up to 10 days before the Annual Meeting, you may inspect a list of stockholders eligible to vote at our corporate headquarters. In addition, the list of stockholders will be available for viewing by stockholders at the Annual Meeting.

How do I vote?

You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting.  Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet.    You can vote via the Internet at [—]. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on [—], 2017.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone.    You can vote by telephone by calling the toll-free telephone number [—]. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on [—], 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Staffing 360 Solutions, Inc., c/o [—].  Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Vote in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. You are entitled to attend the Annual Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.  If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

You should be prepared to present photo identification for admittance to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Brendan Flood, Matthew Briand and David Faiman, as your proxy, and they will vote your shares on your behalf as you indicate.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee.  Please check with your bank, broker or other nominee and follow the voting instructions it provides.

What is a proxy?

A proxy is a person you appoint to vote on your behalf.  By using the methods discussed above, you will be appointing Brendan Flood, Matthew Briand and David Faiman as our proxy agent(s) as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy.  If you are unable to attend the Annual Meeting, please vote by proxy so that your shares of Common Stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions.  If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote

•	“FOR” the election of the nominated slate of directors (see Proposal 1);
•	“FOR” the approval of the change in our corporate domicile from the state of Nevada to the state of Delaware (see Proposal 2);
•	“FOR” the approval of our 2016 Omnibus Incentive Plan (see Proposal 3);
•	“FOR” the approval of our 2016 Long Term Incentive Plan (see Proposal 4);
•	“FOR” the approval, on a non-binding advisory basis, the executive compensation of our named executive (see Proposal 5);
•	“FOR” the approval of an advisory vote on executive compensation to be held every “THREE YEARS” (see Proposal 6);
•

“FOR” the approval of the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules in accordance with the Discover Purchase Agreement (see Proposal 7); and

•

“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares (see Proposal 8).

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so.  Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

You should instruct your bank, broker or other nominee how to vote your shares.  If you do not give voting instructions to the bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters like the election of directors and executive compensation matters.  Under the regulations applicable to New York Stock Exchange member brokerage firms (many of whom are the record holders of shares of our Common Stock), the uncontested election of directors is no longer considered a routine matter.  Matters related to executive compensation, redomestication, amendments to our organizational documents and equity incentive plans are also not considered routine.  As a result, if you are a beneficial owner and hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf.  If your bank, broker or other nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Annual Meeting, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast.  With respect to a proposal that requires a favorable vote of a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Notifying our corporate Secretary, David Faiman, in writing at 641 Lexington Avenue, 27th Floor, New York, New York 10022, that you are revoking your proxy before the closing of the polls;
•

Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	Attending and voting by ballot at the Annual Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided.  Attendance at the Annual Meeting alone will not revoke your proxy.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the record date, either present or represented by proxy, constitute a quorum.  A quorum is necessary in order to conduct the Annual Meeting.  If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.  If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a later date.  If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors.  For Proposal 1, the election of directors, the nominees will be elected by an affirmative vote of the majority of the votes cast in person or represented by proxy, provided that a quorum is present at the Meeting. You may choose to vote “FOR”, “AGAINST” or “ABSTAIN” separately for each nominee.  A properly executed proxy or voting instructions marked “ABSTAIN” will be counted for the purposes of determining whether there is a quorum.

The change in the Company’s domicile from the state of Nevada to the state of Delaware. For Proposal 2 (the “Reincorporation Proposal”), the affirmative vote of holders of a majority of the shares of the Company’s Common Stock outstanding as of the record date is required to approve the Agreement and Plan of Merger. In addition, the principal terms of the Agreement and Plan of Merger have been approved by the Board and sole stockholder of the entity created to conduct such a merger, Staffing 360 Solutions, Inc., a Delaware corporation (“Staffing (Delaware)”).  Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote or voting “ABSTAIN” on the Agreement and Plan of Merger has the same effect as a vote against the Reincorporation. We expect that the directors and executive officers will vote all their shares in favor of the Reincorporation.

Approval of the Company’s 2016 Omnibus Incentive Plan. For Proposal 3, the approval of the 2016 Omnibus Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the vote to adopt the 2016 Omnibus Incentive Plan.

Approval of the Company’s 2016 Long Term Incentive Plan. For Proposal 4, the approval of the 2016 Long Term Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Therefore, abstentions and broker non-votes will have no effect on the vote to adopt the 2016 Long Term Incentive Plan.

Non-Binding Advisory Vote to approve Executive Compensation.  For Proposal 5, the compensation awarded to our named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote, provided that a quorum is present at the Meeting. Therefore, abstentions and broker non-votes will have no effect on the non-binding advisory vote to approve the compensation awarded to our named executive officers.

Non-Binding Advisory Vote to approve frequency of advisory votes on Executive Compensation.  For Proposal 6, a stockholder may vote for 1, 2 or 3 years, or may abstain, and the Company will take into consideration the votes cast.  Abstentions and broker non-votes will have no effect on the non-binding advisory vote to approve the frequency of non-binding advisory votes on executive compensation.

Approval of the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules.  For Proposal 7, provided that a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.  For Proposal 8, the affirmative vote of holders of a majority of the shares of the Company’s Common Stock outstanding as of the record date is required to approve the amendment to our Certificate of Incorporation.  Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote on the has the same effect as a vote against Proposal 8.

Other Proposals.  Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of Common Stock entitled to vote to exceed the votes cast against the proposal for the proposal to be approved, except when a different vote is required by law, our certificate of incorporation or our Bylaws. On any such proposal, abstentions will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast.  Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to any of the proposals.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail.  In addition, we have engaged Morrow & Co., at an approximate cost of $7,500, to solicit proxies on behalf of our Board.  Proxies may also be solicited in person, by telephone, or facsimile.  We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our Common Stock.

How many shares of Common Stock and Preferred Stock are outstanding?

As of October 25, 2016, 9,886,845 shares of Common Stock are outstanding, 1,663,008 shares of Series A Preferred Stock are outstanding and 93.29 shares of Series D Preferred Stock are outstanding.  On September 27, 2016, the Board recommended that 790,000 shares of Common Stock, to be issued to management, directors and employees be submitted to stockholders for approval at the Annual Meeting under the equity plans to be voted on in Proposals 3 and 4. The shares were issued erroneously. The Company is currently processing their retraction. However, the share count, as of the date of the filing of this proxy statement, includes such shares of Common Stock.

Why is the Company electing to reincorporate from the state of Nevada to the state of Delaware?

The Board believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Nevada law, and will help the Company attract and retain its directors and officers. The Company’s Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than Nevada’s corporate laws. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. The principal reasons for the Reincorporation are described in greater detail in Proposal 2 under the heading “Principal Reasons for the Reincorporation.”

Will the Company change its name as a result of the Reincorporation?

No. The Company will retain the name “Staffing 360 Solutions, Inc.” but will be incorporated under the laws of the state of Delaware.

Will the Reincorporation change the business of Staffing?

No. The Reincorporation will not change the current business of the Company. Following the Reincorporation, Staffing will continue to operate in the staffing sector.  Only the Company’s state of incorporation will change.

Will Staffing have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes. The executive officers and members of the Board will not change as a result of the Reincorporation.

Who Are the Parties to the Reincorporation?

Staffing 360 Solutions, Inc., a Nevada Corporation

Staffing was incorporated in the State of Nevada on December 22, 2009, as Golden Fork Corporation (“Golden Fork”), which changed its name to Staffing 360 Solutions, Inc., trading symbol “STAF”, on March 16, 2012. On July 31, 2012, the Company commenced operations in the staffing sector.

Staffing 360 Solutions, Inc., a Delaware Corporation

Staffing (Delaware) presently has no operating history and has nominal assets, liabilities and capitalization. The principal place of business of each of Staffing and Staffing (Delaware) is located at 641 Lexington Avenue, 27th Floor, New York, NY 10022.  The telephone number for each of Staffing and Staffing (Delaware) is (212) 634-6462.

What are the Principal Terms of the Reincorporation?

Pursuant to the Reincorporation Agreement:

•	Staffing will merge with and into Staffing (Delaware), with Staffing (Delaware) as the surviving corporation;
•	The obligations of Staffing will become the obligations of Staffing (Delaware);
•	The separate corporate existence of Staffing in Nevada will cease upon the effectiveness of the merger;
•	The business of Staffing will continue unaffected and unimpaired by the Reincorporation;
•	Each outstanding share of Staffing Common Stock will automatically be converted into one share of Staffing (Delaware) Common Stock;
•	Each outstanding share of Staffing preferred stock will automatically become one share of Staffing (Delaware) preferred stock at the same conversion price;
•	Each Staffing warrant will become a right to purchase the same number of shares of Staffing (Delaware);
•	Staffing (Delaware) will assume Staffing’s stock option plans as well as its other employee incentive plans;

•	The existing holders of Staffing Common Stock will own all of the outstanding shares of Staffing (Delaware) Common Stock and no change in ownership will result from the Reincorporation;
•	Staffing (Delaware) Common Stock will continue to be traded on the Nasdaq Global Select Market under the symbol “STAF,” the current symbol of the Company;
•	The directors of Staffing will be placed into three separate classes in Staffing (Delaware); and
•	The directors and executive officers of Staffing will be the directors and executive officers of Staffing (Delaware).

When is the Reincorporation Expected to be completed?

Staffing expects that the Reincorporation will close promptly after the approval at the Annual Meeting.

What if the principal terms of the merger agreement are not approved by Staffing’s shareholders?

The merger and Reincorporation transaction will not occur, you will continue to hold shares of Staffing’s Common Stock and Staffing will continue to be incorporated in the State of Nevada.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the merger effecting the Reincorporation, each outstanding share of Staffing Common Stock will automatically be converted into one share of Common Stock of the surviving corporation in the merger, Staffing (Delaware), the shares of Staffing (Delaware) Common Stock held by Staffing will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

How does the Board recommend that I vote?

Staffing’s Board has unanimously approved the principal terms of the Agreement and Plan of Merger and Reincorporation and recommends that you vote your shares “FOR” approval of the Reincorporation Proposal.

Why is the Company proposing to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock?

From time to time the Company has used its Common Stock to, among other things, financings, engage in strategic transactions and compensate its employees.  The Company may wish to use its Common Stock in a similar manner in the future, and increasing the number of authorized shares will ensure that the Company can take advantage of any strategic opportunities.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement.  In summary, the Board recommends a vote:

•	FOR the election of the five nominated directors (see Proposal 1);
•	FOR the change in our corporate domicile from the state of Nevada to the state of Delaware (see Proposal 2);
•	FOR the approval of the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan (see Proposal 3);
•	FOR the approval of the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan (see Proposal 4);
•	FOR the approval, on a non-binding advisory basis, the executive compensation of our named executive officers as described in this proxy statement (see Proposal 5);
•	FOR the approval, on a non-binding advisory basis, that stockholder advisory votes on executive compensation be held every three years (see Proposal 6);
•

FOR the approval of the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules in accordance with the Discover Purchase Agreement. (see Proposal 7); and

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares (see Proposal 8).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the Nevada Revised Statutes and our Bylaws.  Members of the Board are kept informed of our business through discussions with the Chief Executive Officer (“CEO”) and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees comprised of certain directors.

Stockholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board at 641 Lexington Avenue, 27th Floor, New York NY 10022.  These communications will be reviewed by the office of the corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.  At each meeting of the Board, the corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

In determining the independence of our directors, the Board applied the definition of “independent director” provided under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).  After considering all relevant facts and circumstances, the Board has determined that Messrs. Dimitri Villard, Nicholas Florio and Jeff Grout, each of whom are now serving on the Board and are continuing to serve their terms, are each independent within the definition of independence under the Nasdaq rules.  Brendan Flood and Matthew Briand are not independent directors.   If all five director candidates nominated director positions are elected at the Annual Meeting, our Board will consist of a majority of three independent directors out of a total of five directors on our Board.

Board Meetings; Annual Meeting Attendance

For the fiscal year ended May 31, 2016, the Board met 12 times. Each director attended at least 75% of the total number of meetings of the Board and each committee on which the director served. Directors are encouraged, but are not required, to attend our Annual Meeting of Stockholders.  This is our Company’s first annual meeting of stockholders since our shares of Common Stock have been listed The Nasdaq Capital Market.

Board Committees

Our Board currently has three standing committees: Audit Committee, Nominating and Corporate Governance Committee, and a Compensation Committee, each of which is described below. All standing committees operate under a charter that has been approved by the Board. Copies of the charters of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee can be found on our Internet site http://www.staffing360solutions.com/gov.html.

Audit Committee. On April 30, 2014, the registrant designated an Audit Committee. The Audit Committee is composed of Messrs. Nicholas Florio (Chairman), Dimitri Villard and Jeff Grout. Each member of our Audit Committee is an independent director under current Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our financial statements. Our Board has determined that Mr. Nicholas Florio qualifies as an Audit Committee ‘‘financial expert’’ as defined in Item 407(d)(5) of Regulation S-K.  The Audit Committee formally met two times during the fiscal year ended May 31, 2016. The purpose of the Audit Committee is to assist the Board in its oversight of: (1) the integrity of the Company’s financial reporting and systems of internal accounting control, (2) the independence, qualifications and performance of the Company’s independent registered public accounting firm, and (3) the Company’s compliance with legal and regulatory requirements.

Our Audit Committee’s primary responsibilities and obligations are to:

•

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor and establish policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services;

•

Review the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Appoint, compensate, retain and oversee the work of the independent auditor;
•

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to filing the Form 10-Q, including the results of the independent auditor’s review of them and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Review and discuss with management the Company’s quarterly earnings announcements and other public announcements regarding the Company’s results of operations;
•	Prepare any report required to be prepared by it for inclusion in the Company’s proxy statement under SEC rules and regulations;
•	Review and approve all related party transactions;
•	Review major changes to the Company’s accounting and auditing principles and practices as suggested by management or the independent auditor; and
•	Obtain and review, at least annually, a report by the independent auditor describing the independent auditor’s internal quality-control procedures.

Compensation Committee. On April 30, 2014, the Company designated a Compensation Committee. Our Compensation Committee is composed of Messrs. Jeff Grout (Chairman) and Dimitri Villard. Pursuant to its charter, the Compensation Committee shall be comprised of at least two (2) “independent” members of the Board who shall also satisfy such other criteria imposed on members of the Compensation Committee pursuant to the federal securities laws and the rules and regulations of the SEC and Nasdaq. With regards to the Compensation Committee, the term “independent” refers to a member of the Compensation Committee who (i) meets the definition of “independence” under the rules and regulations of the SEC and Nasdaq, (ii) is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and (iii) is an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. Each member of our Compensation Committee qualifies as “independent” under these definitions.  The Compensation Committee formally met three times during the fiscal year ended May 31, 2016.

Our Compensation Committee’s primary responsibilities and obligations are to:

•	Determine, in executive session, the compensation for the Company’s Executive Chairman and CEO;
•

Review and determine the compensation of the executive officers of the Company other than the Executive Chairman and CEO based upon the recommendation of the Executive Chairman and CEO and such other customary factors that the Committee deems necessary or appropriate;

•

Recommend awards and/or bonuses to be granted to executive officers of the Company under the Company’s equity plans and other compensation or benefit plans or policies as approved by the Board or the committee;

•

Approve the overall amount or percentage of plan and/or bonus awards to be granted to all Company employees and delegate to the Company’s executive management the right and power to specifically grant such awards to each Company employee within the aggregate limits and parameters set by the committee;

•	Review and evaluate the performance of the Executive Chairman and CEO and the other executive officers of the Company;
•	Review and approve the design of other benefit plans pertaining to executives and employees of the Company; and
•	Approve such reports on compensation as are necessary for filing with the SEC and other government bodies.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed on April 30, 2014. The Nominating and Corporate Governance Committee is composed of Messrs. Dimitri Villard (Chairman), Nicholas Florio and Jeff Grout. The Nominating and Corporate Governance Committee shall be comprised of at least two (2) “independent” members of the Board as defined by the rules and regulations of the SEC and Nasdaq. All current members of the Nominating and Corporate Governance Committee are independent within this definition. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. The Nominating and Corporate Governance Committee formally met three times during fiscal year ended May 31, 2016. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o Dimitri Villard, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, New York 10022.

Our Nominating and Governance Committee’s primary responsibilities and obligations are to:

•

Recommend to the Board candidates for election or reelection to the Board at each annual meeting of stockholders of the Company or any other meeting of Company stockholders where the election of a class of directors is to be considered;

•

Consider stockholders’ nominees in accordance with applicable rules and regulations and develop procedures regarding the nomination process as required by the federal securities laws and the rules and regulations of the SEC and Nasdaq;

•	Make recommendations to the Board concerning the selection criteria to be used by the Committee in seeking nominees for election to the Board;
•	Aid in attracting qualified candidates to serve on the Board and interview and otherwise assist in the screening of such candidates;
•	Evaluate and make recommendations to the Board concerning the structure, composition and functioning of the Board and all Board committees;
•

Develop and recommend to the Board from time to time corporate governance guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such guidelines and recommend and propose changes to the Board for approval;

•

Review any issues relating to conflicts of interests and (in conjunction with the Audit Committee of the Board as necessary or appropriate) all related party transactions in accordance with SEC and Nasdaq requirements, and report the same to the Board;

•	Review and recommend changes to Board meeting procedures; and
•	Monitor any requests made by the directors to engage outside advisors with respect to corporate governance issues, at the Company’s expense.

Policy with Regard to Stockholder Recommendations

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Staffing 360 Solutions, Inc.

641 Lexington Avenue

27th Floor

New York, NY 10022

Attention: Secretary

In addition, our bylaws permit stockholders to nominate directors for consideration at an Annual Meeting of Stockholders. The exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of an Annual Meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and

(d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of the bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in the staffing and human resources industry, early-stage companies, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Nominating and Corporate Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities.  The Nominating and Corporate Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates were recommended by management and nominated by the full Board.

Code of Ethical Conduct

We have adopted a code of ethics that applies to our executive officers, directors, employees and our subsidiaries. We posted our code of ethics on our web site at www.staffing360solutions.com. In the event that we make any amendments to, or grant any waivers of, a provision of our Code of Ethical Conduct that applies to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor in a Form 8-K or in our next periodic report.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of our Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board (the “Chairman”), who is a different individual from our CEO, presides at all meetings of the Board.  The Chairman is appointed on an annual basis by majority vote of the directors, excluding the vote of the appointee.

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a Board committee or the full Board for oversight as follows:

Full Board – Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee – Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

Nominating and Corporate Governance Committee – Risks and exposures relating to corporate governance and management and director succession planning.

Compensation Committee – Risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

Review, Approval or Ratification of Transactions with Related Persons

The Board or a committee of the Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year, the following directors, officers and persons beneficially owning greater than 10% of the Company’s equity securities failed to timely file reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

Brendan Flood and Matthew Briand failed to timely file their Form 4 upon the exchange of warrants for Common Stock.  David Faiman failed to timely file his Form 3 upon becoming an officer and his Form 4 upon the issuance of shares relating to his employment with the Company.  The number of Forms 3, 4 and 5 and the number of transaction that were not filed timely are as follows:  Brendan Flood (1 form, 1 transaction); Matthew Briand (1 form, 1 transaction); David Faiman (2 forms, 1 transaction).

As of May 31, 2016, the Company believes that all historical and current Section 16(a) filings have now been filed with the Securities Exchange Commission.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

On October 25, 2016 the Board met and determined it was in the best interest of the Company to authorize the nomination of each of Brendan Flood, Matthew Briand, Dimitri Villard, Nicholas Florio and Jeff Grout for a new term.  Under the Company’s Certificate of Incorporation and Bylaws, each director will be elected until the next year’s annual meeting of stockholders and until his or her successor shall be elected and qualified, unless sooner displaced.  If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute.  In the latter event, shares represented by proxies may be voted for a substitute nominee.

If Proposal 2 is approved, then the Board will be divided into three classes of directors and the entire slate of directors will no longer be elected annually.  For more information about the classified Board, see Proposal 2.

If a quorum is present at the Annual Meeting, then nominees will be elected by a majority of the votes cast in person or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a director:

Brendan Flood, Executive Chairman and Director. Mr. Flood has been the Executive Chairman and a director of the Company since January 7, 2014. Mr. Flood joined the company upon the sale of his business, Initio, where he was the Chairman and Chief Executive Officer, to the Company on January 3, 2014. He acquired Initio as part of a management buy-out, which he led, in January 2010. Prior to Initio, Mr. Flood worked in several staffing companies including Hudson Global Resources Inc. which he brought to the Nasdaq National Market on April 1, 2003, as a spin-off from Monsterworldwide Inc. His experience while at Monsterworldwide included many M&A transactions, operational management in both London and New York, and various senior financial roles. Mr. Flood graduated from Dublin City University in Ireland with a Bachelor of Arts Degree in Accounting and Finance. Mr. Flood’s strong financial background and years of experience at major staffing firms like Monsterworldwide and Hudson Global Resources qualifies him to be the Executive Chairman and a director given the Company’s core business in the staffing industry.

Matthew Briand, Chief Executive Officer, President and Director. Mr. Briand has been the Chief Executive Officer and a director of the Company since January 7, 2014, and became President of the Company effective January 1, 2015. Mr. Briand joined the Company as part of the sale of Initio to the Company. Within Initio Mr. Briand was the CEO of Monroe which was the material part of the Initio business. He has been in the staffing industry for 19 years and was appointed as the CEO of Monroe in January 2009. Between 2009 and 2013, he led an organic build of Monroe of approximately 200%. Mr. Briand is a graduate of Plymouth State University in New Hampshire. Mr. Briand’s 19 years of extensive staffing industry experience and leadership as CEO of Monroe, the Company’s largest subsidiary, qualifies him to be the Chief Executive Officer and a director given the Company’s staffing industry focus.

Dimitri Villard, Director. Dimitri Villard has been a director of the Company since July 2012. Mr. Villard was Chairman and Chief Executive Officer of Peer Media Technologies, Inc., a public company Internet technology business, from February 2009 to December 2012. Peer Media Technologies, Inc. changed its name from ARTISTdirect, Inc. in May 2010. Prior to that, Mr. Villard served as Interim Chief Executive officer since March 6, 2008 and as a director since January 2005 until 2012. Mr. Villard has also served as President and a director of Pivotal BioSciences, Inc., a biotechnology company, since September 1998 to present. In addition, since January 1982 to present, he has served as President and director of Byzantine Productions, Inc. Previously, Mr. Villard was a director at the investment banking firm of SG Cowen and affiliated entities, a position he held from January 1997 to July 1999. From 2004 to 2008, Mr. Villard served as Chairman of the Board of Dax Solutions, Inc., an entertainment industry digital asset management venture, and from July 2012 until September 2013, was a member of the board of directors of The Grilled Cheese Truck Company, a public company. He is also a member of the Executive Committee of the Los Angeles chapter of the Tech Coast Angels, a private venture capital group. Mr. Villard received a B.A. from Harvard University and a Master of Science degree from China International Medical University. He is the Chairman of the Company’s Nominations and Corporate Governance Committee and also serves on the Compensation Committee and the Audit Committee. Mr. Villard’s experience as an officer and/or director of several public companies, as well as an investment banker, qualifies him to be a director of the Company.

Jeff Grout, Director. Jeff Grout has been a director of the Company since February 2014. He is a successful business speaker, consultant and coach. His clients include Amazon, Deloitte, LinkedIn, British Airways, Barclays, Ernst & Young, Virgin, etc. Listed in the ‘100 Best Business Speakers in Britain’, Jeff Grout is in considerable demand as a motivational business speaker, conference chairman and interviewer. Formerly U.K. Managing Director of Robert Half International, a leading international recruitment consultancy, and Business Manager to Sir Clive Woodward, Head Coach of the England Rugby Team, Mr. Grout is now an independent business consultant specializing in leadership, people management, team building, peak performance, recruitment and retention issues. He has spoken at Henley Business School, Ashridge Management College, Cardiff Business School and the Danish

Centre for Leadership. He holds a number of corporate advisory and executive coaching appointments and is also a successful business author. Jeff has written books on leadership, recruitment, career success, the psychology of peak performance and his father’s first murder case. His eighth book entitled ‘What You Need to Know about Leadership’ was published in May 2011. Mr. Grout holds a Bachelor of Science (Economics) Degree from the London School of Economics and Political Science. Mr. Grout brings valuable Operational experience within the Staffing industry having grown the U.K. business of Robert Half International from $1 million to $100 million in sales and from 12 to 365 employees. He also identified and integrated a number of acquisitions of staffing businesses in the U.K. and continental Europe. He is the Chairman of the Company’s Compensation Committee and also serves on the Nominating and Corporate Governance Committee. Mr. Grout’s extensive staffing industry experience, including his role as former Managing Director of Robert Half International, qualifies him to be a director of the Company.

Nicholas Florio, Director. Nicholas Florio has been a director of the Company since May 2014. Mr. Florio provides business consulting and financial advice to a variety of closely held private businesses. He is an audit and accounting partner for Citrin Cooperman & Company, LLP and is located in the firm’s New York City office. Mr. Florio has been with Citrin Cooperman & Company, LLP for over 23 years. With over 25 years of experience in the staffing and employment arena, Mr. Florio serves as the Practice Leader of the firm’s Employment and Staffing area. Mr. Florio’s experience in this area includes providing advice on corporate structuring; design of stock incentive and deferred compensation plans; merger and acquisition due diligence and consulting; among general business and tax advice. He is also a current member of the board of directors of both the New York Staffing Association (“NYSA”) and New Jersey Staffing Association (“NJSA”) and has been the President of the Industry Partner Group of NYSA for over 15 years. Mr. Florio is also a long-standing member of the Citrin Cooperman’s Executive Committee. A graduate of Pace University, Mr. Florio is a member of the New York State Society of Certified Public Accountants (“NYSSCPA”) as well as the American Institute of CPAs (“AICPA”). He is the Chairman of the Company’s Audit Committee and also serves on the Nominating and Corporate Governance Committee. Mr. Florio’s acute knowledge of financial and accounting matters, with a particular emphasis in the staffing industry through his role as audit and accounting partner for Citrin Cooperman, qualifies him to be a director of the Company.

Director Compensation Table

Name	Fiscal Year	Fees Earned or paid in cash ($)	Stock Awards (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Dimitri Villard (1)	2016	$50,000	$178,646	$1,438	—	—	—	$230,084
Jeff Grout (2)	2016	$50,000	$178,646	$1,438	—	—	—	$230,084
Nicholas Florio (3)	2016	$50,000	$173,871	$1,438	—	—	—	$225,309

The Company accounts for stock-based instruments issued to employees in accordance with ASC Topic 718 which requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees. A nonemployee who sits on the board of directors and is compensated by the Company solely for the individual’s role as a director will be treated as an employee under ASC 718.

(1)

Dimitri Villard. As a member of our Board, Mr. Villard receives an annual payment of $30,000, payable $2,500 per month. In addition, for his service as a member of the Board, Mr. Villard receives 250 shares of restricted common stock per month.  In May, 2014, Mr. Villard was named the Chairman of the Corporate Governance and Nominating Committee. For his service as Chairman of the Corporate Governance and Nominating Committee, Mr. Villard receives an annual payment of $20,000, payable $1,667 per month. In addition, Mr. Villard receives 83 shares of restricted common stock per month (1,000 shares annually). In addition, in May 2014, Mr. Villard was named as a member of the Audit Committee and the Compensation Committee. For his service as a member of the Audit Committee and Compensation Committee, Mr. Villard receives 83 shares of restricted common stock per month (1,000 shares annually) for each committee. For fiscal 2016, for his services as Board and member of three committees, Mr. Villard was paid cash totaling $50,000 and received 6,000 shares valued at $28,649. In October 2015, Mr. Villard also received a one-time grant of 30,000 shares of Common Stock valued at $149,997 in relation to the Company’s uplisting to Nasdaq. In addition to Mr. Villard’s compensation and pursuant to the Company’s 2015 Equity Plan, the Company granted Mr. Villard 25,000 options in 2015. 20% of the options granted vest immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of 10 years from the date of issuance. The fair value of the stock options were estimated at the date of grant using the Black-Scholes options pricing model. The Company used the assumptions as stated in footnote 11 of the May 31, 2016 financial statements to determine the fair value of the options. For the year ended May 31, 2016, 5,000 options vested for a total value of $1,438.

(2)

Jeff Grout. As a member of our Board, Mr. Grout receives an annual payment of $30,000, payable $2,500 per month. In addition, for his service as a member of the Board, Mr. Grout receives 250 shares of restricted common stock per month. In

February, 2014, Mr. Grout was named the Chairman of the Compensation Committee. For his service as Chairman of the Compensation Committee, Mr. Grout receives an annual payment of $20,000, payable $1,667 per month. Mr. Grout also receives 83 shares of restricted common stock per month (1,000 shares annually). Mr. Grout was also named as a member of the Corporate Governance and Nominating Committee. For his service as a member of the Corporate Governance and Nominating Committee, Mr. Grout receives 83 shares of restricted common stock per month (1,000 shares annually). In June 2015, Mr. Grout was also named as a member of the Audit Committee. For his service as a member of the Audit Committee, Mr. Grout receives 83 shares of restricted common stock per month (1,000 shares annually). For fiscal 2016, for his services as a Board member and member of three committees, Mr. Grout was paid cash totaling $50,000 and received 6,000 shares valued at $28,649. In October 2015, Mr. Grout received a one-time grant of 30,000 shares of Common Stock valued at $149,997 in relation to the Company’s uplisting to Nasdaq. In addition to Mr. Grout’s compensation and pursuant to the Company’s 2015 Equity Plan, the Company granted Mr. Grout 25,000 options in 2015. 20% of the options granted vest immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of 10 years from the date of issuance. The fair value of the stock options were estimated at the date of grant using the Black-Scholes options pricing model. The Company used the assumptions as stated in footnote 11 of the May 31, 2016 financial statements to determine the fair value of the options. For the year ended May 31, 2016, 5,000 options vested for a total value of $1,438.

(3)

Nicholas Florio. As a member of our Board, Mr. Florio receives an annual payment of $30,000, payable $2,500 per month. In addition, for his service as a member of the Board, Mr. Florio receives 250 shares of restricted common stock per month. In May, 2014, Mr. Florio was named the Chairman of the Audit Committee. For his service as Chairman of the Audit Committee, Mr. Florio receives an annual payment of $20,000, payable $1,667 per month. Mr. Florio also receives 83 shares of restricted common stock per month (1,000 shares annually). Mr. Florio was also named as a member of the Corporate Governance and Nominating Committee. For his service as a member of the Corporate Governance and Nominating Committee, Mr. Florio receives 83 shares of restricted common stock per month (1,000 shares annually). For fiscal 2016, for his services as a Board member and member of three committees, Mr. Florio was paid cash totaling $50,000 and received 5,000 shares valued at $23,874. In October 2015, Mr. Florio received a one-time grant of 30,000 shares of Common Stock valued at $149,997 in relation to the Company’s uplisting to Nasdaq. In addition to Mr. Florio’s compensation and pursuant to the Company’s 2015 Equity Plan, the Company granted Mr. Florio 25,000 options in 2015. 20% of the options granted vest immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of 10 years from the date of issuance. The fair value of the stock options were estimated at the date of grant using the Black-Scholes options pricing model. The Company used the assumptions as stated in footnote 11 of the May 31, 2016 financial statements to determine the fair value of the options. For the year ended May 31, 2016, 5,000 options vested for a total value of $1,438.

Indemnification

Under our Articles of Incorporation and Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of their position, if they acted in good faith and in a manner reasonably believed to be in the Company’s best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which they are to be indemnified, we must indemnify them against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the SEC, indemnification is against public policy, as expressed in the Securities Act and is, therefore, unenforceable.

Vote and Recommendation

The affirmative vote of the holders of a majority of the votes cast in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee, provided that a quorum is present at the Annual Meeting.

Our Board recommends a vote “FOR” each of the nominees.

PROPOSAL 2 – APPROVAL OF THE CHANGE IN CORPORATE DOMICILE
FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

Overview

On October 25, 2016, our Board approved the reincorporation of the Company from the state of Nevada to the state of Delaware by means of a merger of the Company with and into a wholly-owned subsidiary of the Company, Staffing 360 Solutions, Inc., a Delaware corporation (“Staffing (Delaware)”), recently established to effect the reincorporation. Staffing (Delaware) will survive the merger and issue one share of its Common Stock for each outstanding share of the Company’s Common Stock in connection with the merger (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to the Company, will be Staffing 360 Solutions, Inc.

The Board believes that the Reincorporation in Delaware will give Staffing a greater measure of flexibility in corporate governance than is currently available under Nevada law, and will help Staffing attract and retain its directors and officers. Our Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than Nevada’s corporate laws. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Staffing.

Shareholders are urged to read the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by the Company and Staffing (Delaware) in substantially the form attached hereto as Appendix A and the Certificate of Incorporation of Staffing (Delaware) to be effective after the Reincorporation, in substantially the form attached hereto as Appendix B (the “Delaware Certificate”) and the Bylaws of Staffing (Delaware) to be effective after the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the Articles of Incorporation of the Company filed in Nevada, as amended to date (the “Nevada Articles”), and the Bylaws of the Company, as amended to date (the “Nevada Bylaws”), were filed publicly as exhibits to our periodic reports and are also available for inspection at the principal office of the Company. Copies will be sent to shareholders free of charge upon written request to Corporate Secretary, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into Staffing (Delaware), a wholly-owned subsidiary of the Company that has been incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation. The Company will cease to exist as a result of the merger and Staffing (Delaware) will be the surviving corporation and will continue to operate the business of the Company as it existed prior to the Reincorporation. Assuming approval by the shareholders of the Company, the Company currently intends to cause the Reincorporation to become effective promptly following the Annual Meeting.

At the effective time of the Reincorporation (the “Effective Time”), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws of the surviving company are patterned after the Nevada Articles and the Nevada Bylaws of the current Staffing company, they nevertheless include provisions that are somewhat different from the provisions contained in the current Nevada Articles, Nevada Bylaws or under the Nevada General Corporation Law. See “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of Staffing Common Stock and each share of any series of preferred stock will automatically be converted into one share of Common Stock or preferred stock, respectively, of Staffing (Delaware). In addition, each outstanding option to purchase shares of Staffing Common Stock will be converted into an option to purchase the same number of shares of Staffing (Delaware) Common Stock with no other changes in the terms and conditions of such options. In addition, each outstanding warrant to purchase shares of Staffing Common Stock will become a right to purchase the same number of shares of Staffing (Delaware) Common Stock at the same exercise price.  The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued awards will be continued by Staffing (Delaware) upon the terms and subject to the conditions specified in such plans. Each outstanding share of Staffing (Delaware) Common Stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be authorized and unissued Common Stock of Staffing (Delaware).

CERTIFICATES CURRENTLY ISSUED FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN STAFFING (DELAWARE) UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Staffing’s current employees, including management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 641 Lexington Avenue, 27th Floor, New York, NY 10022. The consolidated financial condition and results of operations of Staffing (Delaware) immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of Staffing (Delaware) will consist of those persons elected to the current Board of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of Staffing (Delaware), without a change in title or responsibilities. Upon effectiveness of the Reincorporation, Staffing (Delaware) will be the successor in interest to the Company and the shareholders will become stockholders of Staffing (Delaware).

The Reincorporation Agreement provides that the Board of Staffing may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the Nevada Revised Statutes may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

The Board believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	enhanced flexibility to declare dividends and engage in stock repurchase programs;
•	greater predictability, flexibility and responsiveness of the DGCL to corporate needs through a more highly developed and predictable body of corporate law;
•	access to specialized courts;
•	enhanced ability of Delaware corporations to attract and retain qualified directors and executive officers; and
•	greater access to capital.

Highly Developed and Predictable Corporate Law. Our Board believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under Nevada law.

Access to Specialized Courts. Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Chancery Court actions and appeals from Chancery Court rulings proceed expeditiously. In contrast, Nevada does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Nevada corporate law are either heard by the Nevada Superior Court, the general trial court in Nevada that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Recruiting and Retention Benefits. We are in a highly competitive industry and compete for talented individuals to serve on our management team and on our Board. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will better enable the Company to recruit talented and experienced directors and officers. In seeking to attract outside directors from across the country, the Board believes that being governed by a more predictable body of statutory and case law offered by Delaware could serve as an advantage in this area. The Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Nevada law. Staffing’s Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Greater Access to Capital. Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for Staffing following the Reincorporation because Delaware law is better understood than Nevada law. The Company has no present intention to raise capital at this time.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of Staffing in Delaware may make it more difficult for minority shareholders to elect directors and influence Staffing’s policies. It should also be noted that the interests of the Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware franchise tax may be higher than that in Nevada. For a comparison of shareholders’ rights and the power of management under Delaware and Nevada law, see “The Charters and Bylaws of the Company and Staffing (Delaware) Compared and Contrasted” below and “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

The Charters and Bylaws of the Company and Staffing (Delaware) Compared and Contrasted

With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are the same as, or as consistent as possible with, those of the Nevada Articles and Nevada Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required by the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions.

Certain of the provisions in the Delaware Certificate and the Delaware Bylaws, similar to those contained the Nevada Articles and Nevada Bylaws, may, however, facilitate future efforts to deter, delay or prevent changes in control of Staffing (Delaware). Such provisions include the following:

Classified Board. The Delaware Certificate will divide the Board into three classes of directors.  Class I directors will be elected at the 2018 annual meeting of stockholders and the term of the directors will be two years thereafter. Class II directors will be elected at the 2017 annual meeting of stockholders and the term of the Class II directors will be two years thereafter.  Class III directors will be elected annually.  The Nevada Articles provide for a Board that is not classified with directors elected annually.

Delaware Certificate. The Delaware Certificate (similar to the Nevada Articles) authorizes 20,000,000 shares of Common Stock and 20,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. Shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase Staffing (Delaware) Common Stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.  Currently, the Company has outstanding shares of Series A Preferred Stock and Series D Preferred Stock. However, if Proposal 8 is approved by the holders of Common Stock, the authorized shares of Common Stock will be 40,000,000 for the Nevada Articles.  Accordingly, the Delaware Certificate will authorize 40,000,000 of Common Stock if Proposal 8 is approved by holders of Common Stock at the Annual Meeting.

Section 203. Staffing (Delaware) has not opted out of Section 203 of the DGCL and will be subject to it. As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder (i.e., a shareholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder. Shareholders holding 15% or more of Staffing (Nevada) stock on the effective date of the Reincorporation (if approved), including our Chairman of the Board, will not be subject to the restrictions contained in Section 203. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Bylaw Amendments. The Delaware Bylaws, similar to the Nevada Bylaws, permit both the shareholders of Staffing (Delaware) and a majority of the directors to amend the Delaware Bylaws. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of Staffing (Delaware). In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and shareholder proposals may be made by shareholders of Staffing (Delaware).

Approval by shareholders of the Reincorporation proposal will constitute an approval of the inclusion in the Delaware Certificate and Delaware Bylaws of each of the provisions described herein. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of Nevada and Delaware.” This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.

Change in Number of Directors

Under the Nevada Revised Statutes, although a change in the number of directors must in general be approved by the shareholders, the Board may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The Nevada Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least 66 2/3% of the outstanding shares; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon.

Under the DGCL, the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

The Nevada Bylaws establish a range of one (1) to thirteen (13) directors.  The Delaware Bylaws require at least three directors.  The exact number of directors will be set by the Board under the Delaware Bylaws.

Filling Vacancies on the Board

Under Nevada law, any vacancy on the Board other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. The Nevada Bylaws follow Nevada law and provide that all vacancies on the Board, whether caused by removal, resignation, death or otherwise, may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with Nevada Corporations Code Section 307, or by a sole remaining director.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow Delaware law and provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

Shareholder Proposal Notice Provisions

There is no specific statutory requirement under Nevada or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The Nevada Bylaws provide that the exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of an election meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of the bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

The Delaware Bylaws provide that notice must be received by the Secretary at Staffing’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Majority Voting

Nevada law provides that in uncontested elections of directors, the approval of the shareholders will be required to elect each director. If an incumbent director fails to be elected by approval of the shareholders in an uncontested election, then, unless the incumbent director has earlier resigned, the term of the incumbent director shall end on the date that is the earlier of ninety (90) days after the date on which the voting results are determined or the date on which the Board selects a person to fill the office held by such incumbent director.

Under the DGCL, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a majority vote. Additionally, the DGCL specifically allows a director to tender his or her resignation in advance, with the resignation to be effective when delivered, at a later date or only upon the occurrence of future events, such as not obtaining a majority of the vote in an uncontested election of directors. The Delaware Bylaws provide for majority voting for the election of directors. However, if the number of nominees to the Board exceeds the number of directors to be elected, the directors shall be elected by plurality voting.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders and the Company’s certificate of incorporation and bylaws are currently governed by Nevada law. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Staffing (Delaware). Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Delaware law and the articles of incorporation and bylaws of Staffing (Delaware). The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Staffing (Delaware) following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the DGCL, as well as the forms of the articles of incorporation and the Bylaws of Staffing (Delaware), which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation as provided in the Reincorporation Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General

As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

Removal of Directors

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.  For classified boards, the directors may only be removed for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

Indemnification of Officers and Directors and Advancement of Expenses

Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the Board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Shareholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s Board and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the Board or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. Pursuant to the Nevada Charter, the Company opted out of restrictions on business combinations.

Special Meetings of the Shareholders

Delaware law permits special meetings of shareholders to be called by the Board or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire Board, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Shareholder Meetings

Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxy

Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganization

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the Board without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares

Nevada law allows the Board of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Absence of Appraisal Rights

The reincorporation will be conducted as a merger of the Company into Staffing Delaware, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Under Section 253, no right of appraisal or redemption is available to our shareholders in connection with the merger. Therefore, our stockholders are not entitled to receive consideration instead of shares of Staffing Delaware.

Interests of the Company’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of the Company’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company’s shareholders generally. For instance, the reincorporation in Delaware may be of benefit to the Company’s directors and officers by reducing the director’s potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of Proposal 2.

Certain Material United States Federal Income Tax Considerations

The Company intends that the Reincorporation will be treated as a reorganization pursuant to Section 368(a)(1)(F) of the Code. Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the Common Stock of the Company upon receipt of Common Stock of Staffing Delaware pursuant to the Reincorporation;
•

The aggregate tax basis of the Common Stock of Staffing Delaware received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the Common Stock of the Company surrendered in exchange therefor;

•

The holding period of the Common Stock of Staffing Delaware received by each shareholder of the Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefor, provided that such Common Stock of the Company was held by such shareholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by the Company or Staffing Delaware as a result of the Reincorporation.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Required Vote

The approval of the proposal to change our corporate domicile from Nevada to Delaware will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding Common Stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote on Proposal 2 has the same effect as a vote against the Reincorporation.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE CHANGE IN CORPORATE DOMICILE FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL 3 – APPROVAL OF THE STAFFING 360 SOLUTIONS, INC.
2016 OMNIBUS INCENTIVE PLAN

We are asking our stockholders to approve the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), pursuant to which 2,500,000 shares of the Company’s Common Stock will be reserved for issuance under stock and stock option awards (“Awards”).  On October 25, 2016, our Board adopted the 2016 Plan to, among other things, attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants and to promote the success of the Company’s business.

If approved by the Company’s stockholders, the 2016 Plan will be effective [—]. Capitalized terms used but not defined in this proposal shall have the meaning ascribed to them in the 2016 Plan document. The following description is a summary and is qualified in its entirety by reference to the 2016 Plan document, a copy of which is attached as Appendix D and incorporated herein by reference.

Administration

The Company’s Compensation Committee (the “Committee”) will administer the 2016 Plan. The Committee will have the authority, without limitation to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan  The Committee will have full discretion to administer and interpret the 2016 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Employees, directors, officers, advisors and consultants of the Company or its affiliates are eligible to participate in the 2016 Plan and are referred to as “Participants”. The Committee has the sole and complete authority to determine who will be granted an Award under the 2016 Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2016 Plan.

Number of Shares Authorized

The 2016 Plan provides for an aggregate of 2,500,000 shares of Common Stock to be available for Awards. The number of shares available for grant pursuant to Awards under the 2016 Plan is referred to as the “Available Shares”.  The Board and Committee selected this number of Available Shares in order to provide for awards to be granted for the 2017 and 2018 fiscal years assuming recent trends of awarding equity were to continue. For information about the number of outstanding shares of our Company see “Questions and answers about the Annual Meeting—How many Shares of Common Stock and Preferred Stock are outstanding” contained in this Proxy Statement.

If an Award is forfeited, canceled, settled in cash, or if any Option terminates, expires or lapses without being exercised, the Common Stock subject to such Award will again be made available for future grant. However, shares that are used to pay the exercise price of an Option or that are withheld to satisfy the Participant’s tax withholding obligation, and shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof, will not be available for re-grant under the 2016 Plan.

If there is any change in the Company’s corporate capitalization or structure, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of Common Stock reserved for issuance under the 2016 Plan, the number of shares covered by Awards then outstanding under the 2015 Plan, the limitations on Awards under the 2016 Plan, the exercise price of outstanding Options and such other equitable substitution or adjustments as it may determine appropriate.

The 2016 Plan will have a term of ten years and no further Awards may be granted under the 2016 Plan after that date.

Awards Available for Grant

The Committee may grant Awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing subject to the number of Available Shares. Notwithstanding anything to the contrary in the 2016 Plan (but subject to adjustment as set forth in the 2016 Plan), the Committee may not grant to any one Participant in any one calendar year Awards (i) for more than 400,000 Common Shares in the aggregate or (ii) payable in cash in an amount exceeding $750,000 in the aggregate.

Options

The Committee will be authorized to grant Options to purchase Common Stock that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for Incentive Stock Options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2016 Plan will be subject to the terms and conditions established by the Committee. Under the terms of the 2016 Plan, unless the Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the 2016 Plan) of the shares of Common Stock on the date of grant. Options granted under the 2016 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an Option granted under the 2016 Plan will be ten years from the date of grant (or five years in the case of an Incentive Stock Option granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, cash equivalent, or vested shares of Common Stock (at their fair market value on the date of exercise), or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee will be authorized to award Stock Appreciation Rights (or SARs) under the 2016 Plan. SARs will be subject to such terms and conditions as established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. A SAR granted under the 2016 Plan may be granted in tandem with an option and SARs may also be awarded to a Participant independent of the grant of an Option. SARs granted in connection with an Option shall be subject to terms similar to the Option which corresponds to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee will be authorized to award Restricted Stock under the 2016 Plan. Unless otherwise provided by the Committee and specified in an award agreement, restrictions on Restricted Stock will lapse after three years of service with the Company. The Committee will determine the terms of such Restricted Stock awards. Restricted Stock are shares of Common Stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock will be forfeited.

Restricted Stock Unit Awards

The Committee will be authorized to award Restricted Stock Unit awards under the 2016 Plan. Unless otherwise provided by the Committee and specified in an award agreement, Restricted Stock Units vest after three years of service with the Company. The Committee will determine the terms of such Restricted Stock Units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Committee, the participant will receive a number of shares of Common Stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Committee.

Stock Bonus Awards

The Committee will be authorized to grant Awards of unrestricted shares of Common Stock or other Awards denominated in shares of Common Stock, either alone or in tandem with other Awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards

The Committee will be authorized to grant any Award under the 2016 Plan in the form of a Performance Compensation Award exempt from the requirements of Section 162(m) of the Code by conditioning the vesting of the Award on the attainment of specific performance criteria of the Company and/or one or more Affiliates, divisions or operational units, or any combination thereof, as determined by the Committee. The Committee will select the performance criteria based on one or more of the following factors: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation.

Transferability

Each Award may be exercised during the participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. The Committee, however, may permit Awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment

The 2016 Plan will have a term of ten years from the effective date of the 2016 Plan. The Company’s Board may amend, suspend or terminate the 2016 Plan at any time; however, shareholder approval to amend the 2016 Plan may be necessary if applicable law or listing rule so requires. No amendment, suspension or termination will impair the rights of any Participant or recipient of any Award without the consent of the Participant or recipient.

Change in Control

Except to the extent otherwise provided in an Award, in the event of a Change in Control, all outstanding Options and equity awards (other than performance compensation awards) issued under the 2016 Plan will become fully vested or the period of restriction will expire and performance compensation awards vest, as determined by the Committee, based on the level of attainment of the specified performance goals or assuming that that the applicable “target” levels of performance have been obtained or on such other basis as determined by the Committee.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of Awards under the 2016 Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular Participant may differ from those described herein by reason of, among other things, the particular circumstances of such Participant.

Options

There are a number of requirements that must be met for a particular Option to be treated as an Incentive Stock Option. One such requirement is that Common Stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the Fair Market Value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the Fair Market Value of the underlying exercised shares over the Option Exercise Price paid at the time of exercise. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A Participant will not be subject to tax upon the grant of an Award of Restricted Stock unless the Participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on that date over the amount the Participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the Participant made an election under Section 83(b) of the Code, the Participant will recognize ordinary compensation income at the time of grant equal to the difference between the Fair Market Value of the shares on the date of grant over the amount the Participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of Restricted Shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the Participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A Participant will not be subject to tax upon the grant of a Restricted Stock Unit Award. Rather, upon the delivery of shares or cash pursuant to a Restricted Stock Unit Award, the Participant will recognize ordinary compensation income equal to the Fair Market Value of the number of shares (or the amount of cash) the participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the Participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a Participant upon grant of an SAR. Upon the exercise of an SAR, the Participant will recognize ordinary compensation income in an amount equal to the Fair Market Value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the Participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the Fair Market Value of the shares on the date the shares of Common Stock subject to the Award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m)

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2016 Plan is designed to satisfy an exception with respect to grants of Options to covered employees. In addition, the 2016 Plan is designed to permit certain Awards of Restricted Stock, Restricted Stock Units, cash bonus awards and other Awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the 2016 Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION INTENDED FOR THE INFORMATION OF THE COMPANY'S STOCKHOLDERS AND NOT AS TAX GUIDANCE TO RECIPIENTS OF AWARDS. THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE LAW IN THIS AREA. DIFFERENT TAX RULES MAY APPLY TO SPECIFIC RECIPIENTS AND TRANSACTIONS UNDER THE 2016 PLAN AND UNDER THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the adoption of the 2016 Plan, provided that a quorum is present at the Annual Meeting. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the 2016 Plan.

The Board recommends that stockholders vote “FOR” the approval of the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan as described in this Proposal 3.

PROPOSAL 4 – APPROVAL OF THE STAFFING 360 SOLUTIONS, INC.
2016 LONG TERM INCENTIVE PLAN

We are asking our stockholders to approve the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan (as amended, the “2016 LTIP”).  The 2016 LTIP was approved by our Board on May 24, 2016 and amended on October 25, 2016.  The purpose of the Plan is to advance the interests of the Company by (a) encouraging and providing for the acquisition of equity interests in the Company by participants, thereby increasing the stake in the future growth and prosperity of the Company, and furthering the participants’ identity of interest with those of the Company’s shareholders, and (b) enabling the Company to compete with other organizations in attracting, retaining, promoting and rewarding the services of participants.

A majority of the votes cast is required to approve this proposal.  Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.  Capitalized terms used but not defined in this Proposal 4 shall have the meaning ascribed to them in the 2016 LTIP. The following description is qualified in its entirety by reference to the 2016 LTIP document, a copy of which is attached as Appendix E and incorporated by reference herein.

Summary of Material Features of the 2016 LTIP

The material features of the 2016 LTIP are:

•	The maximum number of shares of Common Stock to be issued under the 2016 LTIP is 1,300,000 shares;
•	The award of performance units is permitted;
•	The term of the 2016 LTIP will expire on December 31, 2018 (unless terminated earlier) at the end of the 2016 LTIP’s performance period.

The shares we issue under the 2016 LTIP will be authorized but unissued shares.  The Board selected 1,300,000 shares to adequately motivate the Participants and drive performance for the period.  For information about the number of outstanding shares of our Company see “Questions and answers about the Annual Meeting—How many Shares of Common Stock and Preferred Stock are outstanding” contained in this Proxy Statement.

2016 LTIP Administration. The 2016 LTIP will be administered by the Compensation Committee of the Board (the “Committee”).  The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, and to determine the specific terms and conditions of each award, subject to the provisions of the 2016 LTIP.

Eligibility. Persons eligible to participate in the 2016 LTIP will be those officers, employees, consultants and independent contractors of the Company and its subsidiaries as selected from time to time by the Committee in its discretion (sometimes referred to hereinafter as “Participants” or individually as a “Participant”).

Amendment and Termination.  The Board may, without shareholder approval, modify, revise or terminate the 2016 LTIP at any time and from time to time.  The Board will seek shareholder approval to increase the amount of shares of Common Stock which may be issued under the 2016 LTIP or to make any “material amendment” to the 2016 LTIP within the meaning of the listing rules of the Nasdaq. Unless the Board elects to terminate the 2016 LTIP earlier, the 2016 LTIP will terminate on December 31, 2018.

Performance Units. The 2016 LTIP permits the granting of performance units to Participants under the 2016 LTIP.  The award agreement will set forth the number of performance units granted to a Participant.  The number of shares issued under an award is determined by multiplying the number of performance units granted to the Participant by the vesting rate which is determined by measuring the market cap of the Company   As amended by the Committee on October, 25, 2016, the below chart summarizes the relationship between performance and the vesting rate for the performance units.

2018 Market Cap	Vesting Rate
Up to $54.6m	0.00%
From $54.6m to below $82.0m	25.00%
From $82.0m to below $109.3m	41.67%
From $109.3m to below $136.6m	66.67%
At $136.6m or above	100.00%

If earned, shares of Common Stock will be issued to a Participant within 30 days after the end of the performance period (December 31, 2018) and in no event later than March 15, 2019; provided, that the Participant has been continuously employed, as applicable, with the Company through the date of issuance of the shares of Common Stock.  If a participant terminates employment for any reason with the Company before the issuance of the shares described above, the award will be cancelled and forfeited, unless the Committee elects for special treatment.

Except for shares of Common Stock that may be used to satisfy any withholding obligations or to fulfill any personal income tax obligations resulting from the issuance of shares of Common Stock, a Participant must retain such shares of Common Stock for a period of no less than six (6) months from the date of issuance.

Performance Goals.  The performance units are designed to comply with the performance-based exception under Section 162(m) of the Code.  In such case, the amount of the award of performance units will depend on Company meeting certain market cap levels.

Change of Control Provisions. The 2016 LTIP provides that upon the effectiveness of a “change of control” as defined in the 2016 LTIP, unless otherwise determined by the Committee at the time an award is made under the 2016 LTIP, all performance units will be cancelled and the Participant will be entitled to receive a cash payment equal to performance units multiplied by the vesting rate as determined by the value of the per share consideration paid in the event of an equity sale or in the event of a sale of substantially all of the assets of the Company, as determined by the Committee.  Any such cash payment will be made within 30 days following a change of control and in no event later than the 15th day or the third month of the calendar year following the year of the change of control.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2016 LTIP requires the Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2016 LTIP, to certain limits in the 2016 LTIP, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2016 LTIP are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the issuance of shares of Common Stock based on the performance units.  Subject to approval by the Committee, Participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the issuance.

Effective Date of the 2016 LTIP.  Although the Board adopted the 2016 LTIP on May 24, 2016 and was subsequently amended on October 25, 2016, it will only become effective when approved by our shareholders.

Governing Law.  The 2016 LTIP and all agreements under the 2016 LTIP shall be governed under Delaware law.

Federal Income Tax Considerations

The following is a summary of the principal federal income tax consequences of certain transactions under the 2016 LTIP. It does not describe all federal tax consequences under the 2016 LTIP, nor does it describe state or local tax consequences. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2016 LTIP that may be relevant to Participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2016 LTIP. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Performance Units. No taxable income is recognized by a Participant upon the award of performance units. However, a Participant under the 2016 LTIP will incur taxable income when the performance units vest and the shares of Common Stock are issued to the Participant.  Such taxable income will be recognized as ordinary income. Any gain upon a later disposition of the stock in excess of this amount will generally be capital gain.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the Participant to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for the performance units granted under the 2016 LTIP may be limited to the extent that the Chief Executive Officer or certain of our other most highly compensated officers receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2016 LTIP is structured to allow the performance units to qualify as performance-based compensation.

Code Section 409A. The 2016 LTIP is intended to be administered in a manner generally consistent with the requirements Section 409A of the Code.  If an award is subject to Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties to a participant and to a loss of deduction by us.

The foregoing tax discussion is intended for the general information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2016 LTIP. Participants in the 2016 LTIP should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2016 LTIP.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION INTENDED FOR THE INFORMATION OF THE COMPANY'S STOCKHOLDERS AND NOT AS TAX GUIDANCE TO RECIPIENTS OF AWARDS. THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF THE LAW IN THIS AREA. DIFFERENT TAX RULES MAY APPLY TO SPECIFIC RECIPIENTS AND TRANSACTIONS UNDER THE PLAN AND UNDER THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

New Plan Benefits

Future grants under the 2016 LTIP will be made at the discretion of the Committee and, accordingly, are not yet determinable.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to approve the adoption of the 2016 LTIP, provided that a quorum is present at the Annual Meeting. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the 2016 LTIP.

The Board recommends that stockholders vote “FOR” the approval of the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan as described in this Proposal 4.

PROPOSAL 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding votes) on executive compensation, also referred to as "say-on-pay" proposals. We are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our Principal Executive Officer and Principal Financial Officer (collectively, the "Named Executive Officers"), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

"RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED."

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board recommends that stockholders vote "FOR" the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

PROPOSAL 6 - TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC's rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

"RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders should be every year, every two years, or every three years."

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

1. Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management's interests are aligned with stockholders' interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

2. A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to stockholders' sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the compensation committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

3. We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders' ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board's recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

The Board recommends that stockholders vote to have the non-binding vote on executive compensation occur every three years.

PROPOSAL 7 – APPROVAL TO POTENTIALLY ISSUE MORE THAN 19.99%
OF OUR OUTSTANDING COMMON STOCK UNDER OUR SERIES D REDEEMABLE
CONVERTIBLE PREFERRED STOCK UNDER NASDAQ LISTING RULES.

Transaction Summary

On June 24, 2016, we entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Discover Growth Fund, a Cayman Islands fund (“Discover”). Pursuant to the Purchase Agreement, on June 24, 2016, we issued and sold to Discover an aggregate of 211 shares of our newly designated Series D Redeemable Convertible Preferred Stock, par value $0.00001 per share (the “Series D Preferred Stock”), convertible into shares of our Common Stock, at a conversion price of $2.50 per share, which is subject to adjustment as provided in the Certificate of Designations (defined below), at a purchase price of $10,000 per share with a 5% original issue discount, for total gross proceeds of $2,000,000.

The 211 shares of Series D Preferred Stock were offered and sold in a registered direct offering pursuant to our “shelf” registration statement (File No. 333-208910), which was declared effective by the SEC on March 22, 2016.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Market Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval for the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Preferred Stock.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of Common Stock or securities convertible into or exchangeable for Common Stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the Common Stock or voting power of the issuer outstanding before the transaction. Shares of Common Stock issuable upon the conversion or redemption of shares of Series D Preferred Stock, including any shares of Common Stock that we may elect to issue, at our sole and absolute discretion, in payment of In-Kind Accruals and any In-Kind Accruals or conversion premium, are considered Common Stock issued for the purposes of determining whether the 20% limit has been reached. The aggregate number of shares of Common Stock issuable upon the conversion or redemption of the 211 shares of Series D Preferred Stock could exceed 20% of our outstanding Common Stock at a price less than the greater of the book value or market of the shares on the applicable date, so the issuance of such shares of Series D Preferred Stock would be subject to the Nasdaq 20% Rule.

Effect of Proposal 7 on Current Stockholders

If stockholders do not approve Proposal 7, the issuance of Common Stock under the terms of such shares of Series D Preferred Stock would not require further stockholder approval under Nasdaq Stock Market Rules. If stockholders do not approve Proposal 7, we will not be able to pay the In-Kind Accrual and any conversion premium upon conversion or redemption of the Series D Preferred Stock with our shares of Common Stock or would have to potentially raise additional capital to pay the In-Kind Accruals.

The issuance of Common Stock upon the conversion or redemption of shares of Series D Preferred Stock, particularly if we elect to pay In-Kind Accruals and any conversion premium on such shares of Series D Preferred Stock in shares of Common Stock, may result in significant dilution to our stockholders and afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of our Company. Additionally, the issuance and subsequent resale of such shares of Common Stock may cause the market price of our Common Stock to decline.  For information about the number of outstanding shares of our Company see “Questions and answers about the Annual Meeting—How many Shares of Common Stock and Preferred Stock are outstanding” contained in this Proxy Statement.

Summary of the Terms of the Certificate of Designations

The terms of the Series D Preferred Stock are set forth in a Certificate of Designations (the “Certificate of Designations”) filed with the Secretary of State of the State of Nevada. A summary of the material terms of the Series D Preferred Stock is set forth below.

Designation and Ranking: We have designated 5,000 shares of Series D Preferred Stock. The Series D Preferred Stock will rank (i) (a) senior to our Common Stock; (b) senior, pari passu or junior with respect to other series of preferred stock, as set forth in the Certificate of Designations with respect to such preferred stock; and (c) junior to all of our existing and future indebtedness. Without the prior written consent of the holders of a majority of the outstanding shares of Series D Preferred Stock (voting separately as a single class), we may not issue any additional shares of Series D Preferred Stock, or any other preferred stock that is pari passu or senior to the Series D Preferred Stock with respect to any rights for a period of six months after the issuance date.

Maturity: Six and one half years after the issuance date.

Voting: The Series D Preferred Stock does not have any voting rights, including with respect to the election of directors, except as required by law; provided, however, we will not, without the affirmative approval of the holders of a majority of the shares of the Series D Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series D Preferred Stock, (iii) amend our certificate of incorporation or other charter documents in breach of any of the provisions of the Certificate of Designations, (iv) increase the authorized number of shares of Series D Preferred Stock or (v) enter into any agreement with respect to the foregoing.

In-Kind Accruals: The holder of the Series D Preferred Stock is entitled to In-Kind Accruals in the amount of 6.50% per annum, subject to certain adjustments, payable upon redemption, upon conversion and when, as and if declared by our Board.

Liquidation Rights: Upon any liquidation, dissolution or winding up, the holders of Series D Preferred Stock will be entitled to be paid out of our assets available for distribution to our stockholders, pari passu with holders of our preferred stock and Common Stock an amount equal to $10,000.00, plus any accrued but unpaid In-Kind Accruals thereon.

Company Redemption/Conversion Premium: We have the right, at our option, to redeem for cash all or a portion of the Series D Preferred Stock at a price 100% of the Face Value plus the conversion premium minus any In-Kind Accruals have previously been paid with respect to the Series D Preferred Stock being redeemed. The In-Kind Accruals and conversion premium may be paid in cash or, at our option, shares of Common Stock. If we elect to pay the In-Kind Accruals or conversion premium amount in the form of Common Stock, the number of shares to be issued shall be calculated by using: (i) if there is no triggering event (as such term is defined in the Certificate of Designations), 90.0% of the average of the five lowest individual daily volume weighted average prices during the applicable measurement period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed 100% of the lowest sales price on the last day of such measurement period, less $0.05 per share of Common Stock, or (ii) following any triggering event, 80.0% of the lowest daily volume weighted average price during any measurement period, less $0.10 per share of Common Stock, not to exceed 80.0% of the lowest sales price on the last day of any measurement period, less $0.10 per share of Common Stock.

Credit Risk Adjustment: The In-Kind Accrual rate will adjust (i) downward by an amount equal to 150 basis points for each amount, if any, equal to $0.10 per share of Common Stock that the volume weighted average price of our Common Stock on any trading day rises above $3.00, down to a minimum of 0.0%; and (ii) upward by an amount equal to 150 basis points for each amount, if any, equal to $0.10 per share of Common Stock that volume weighted average price of our Common Stock on any trading day falls below $2.00, up to a maximum of 24.95%. In addition, the In-Kind Accrual rate will adjust upward by 10.0% upon any triggering event.

Issuance Limitation: The holder of the Series D Preferred Stock will be prohibited from converting shares of Series D Preferred Stock into shares of our Common Stock if, as a result of the conversion, the holder, together with its affiliates, would beneficially own more than 4.99% of the total number of shares of our Common Stock then issued and outstanding; provided, however, the holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to us.

We will not issue any shares of Common Stock pursuant to the Certificate of Designations if the issuance of such shares would exceed the aggregate number of shares of Common Stock we may issue upon conversion of the Series D Preferred Stock without breaching our obligations under Nasdaq Listing Rule 5635(d), except that such limitation will not apply (i) following stockholders approval in accordance with the requirements of Nasdaq Listing Rule 5635(d) (which is the subject of this Proposal 7) or a waiver from Nasdaq of Listing Rule 5635(d) (collectively, the “Approval”), or (ii) if the holder of the Series D Preferred Stock or we obtain a written opinion from counsel that such Approval is not required.

No Short Selling: Under the Purchase Agreement, Discover further agreed that so long as it or any of its affiliates holds any Series D Preferred Stock or Common Stock underlying such shares, neither Discover nor any affiliate will engage in or effect, directly or indirectly, any short sale of Common Stock, except upon the occurrence of certain triggering events.

Potential Issuances of Additional Shares of Common Stock to Discover

As discussed above, in connection with the Purchase Agreement, we filed the Certificate of Designations with the Secretary of State of the State of Nevada to create and authorize 5,000 shares of Series D Preferred Stock and issued and sold 211 shares of Series D

Preferred Stock to Discover. We do not currently have any agreements in place regarding the issuance and sale of additional shares of Series D Preferred Stock.

When a conversion notice is submitted to us, such notice sets forth the number of shares of Series D Preferred Stock being converted into shares of our Common Stock and the amount of the In-Kind Accrual payable and any applicable conversion premium.  Each share of Series D Preferred Stock is convertible into 4,000 shares Common Stock, which is the face value of the Series D Preferred Stock, or $10,000.00, by the conversion price of $2.50.  Additionally, we may pay all or any portion of the In-Kind Accrual and conversion premium, if any, in cash instead of shares of our Common Stock.

Pursuant to the terms of the Purchase Agreement, we have issued and sold to Discover an aggregate 211 shares of Series D Preferred Stock.  As of October 13, 2016, Discover has submitted four conversion notices to us, and one true-up notice, and converted an aggregate of 117.71 shares of Series D Preferred Stock into 1,340,960 shares of our Common Stock. Based on the outstanding number of Series D Preferred Stock of 93.29 on October 19, 2016, Discover would have the ability to convert the Series D Preferred Stock into an additional 2,660,238 shares of our Common Stock.  Discover has agreed not to submit any further conversion notices until we have received approval for Proposal 7.  If Proposal 7 is approved, the issuance of additional shares of our Common Stock under the terms Certificate of Designations and the Purchase Agreement would not require further stockholder approval under Nasdaq Listing Rules.  Additionally, if Proposal 7 is approved, upon the conversion or redemption of such shares of Series D Preferred Stock, we would be able to elect issue to Discover, at our sole and absolute discretion, shares of Common Stock in payment of In-Kind Accruals and any conversion premium on such shares of Series D Preferred Stock.

Vote Required for Approval

The affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” approval of the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules as described in this Proposal 7.

PROPOSAL 8 –APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000

Summary

Over the past several fiscal years, the Company has used shares of its Common Stock to, among other things, consummate transactions, compensate employees and third parties, engage in financings and for other general corporate purposes.  The Board is recommending that the holders of Common Stock of the Company approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock available for issuance from 20,000,000 to 40,000,000.  For information about the number of outstanding shares of our Company see “Questions and answers about the Annual Meeting—How many Shares of Common Stock and Preferred Stock are outstanding” contained in this Proxy Statement.

The reason for the amendment to the Company’s Certificate of Incorporation is to permit the Company to use the Company’s Common Stock for such purposes such as financings, compensation plans, business acquisitions and other general corporate purposes.  The Board believes that our Common Stock allows the Company to engage in such strategic activities without the use of the Company’s cash and to raise cash to carry out the Company’s overall strategy.  This amendment to the Company’s Certificate of Incorporation is intended to facilitate future financings, compensation plans, business acquisitions and other general corporate purposes from time to time as the Board may approve. Unless required by applicable law or stock exchange rules, no further vote of the holders of Common Stock will be required.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Company now has authorized.  Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company.  However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

Effect of Proposal 2 and Proposal 8

If the amendment to the Company’s Certificate of Incorporation is approved by the stockholders at the Annual Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Nevada to effect the amendment promptly after the Annual Meeting.

If Proposal 8 is approved by holders of Common Stock and Proposal 2 is approved by holders of Common Stock, then the Company will effectuate the amendment to the Company’s Certificate of Incorporation before filing the Agreement and Plan of Merger with Delaware.  This will have the effect of authorizing 40,000,000 shares of Common Stock as set forth in the Amendment and Restated Certificate of Incorporation.

If Proposal 8 is not approved by holders of Common Stock and Proposal 2 is approved by holders of Common Stock, then the Company will not effectuate the amendment to the Company’s Certificate of Incorporation before filing the Agreement and Plan of Merger with Delaware.  This will have the effect of authorizing only 20,000,000 shares of Common Stock as set forth in the Amendment and Restated Certificate of Incorporation.

If Proposal 8 is approved by holders of Common Stock and Proposal 2 is not approved by holders of Common Stock, then the Company will effectuate the amendment to the Company’s Certificate of Incorporation and will not file the Agreement and Plan of Merger with Delaware.  This will have the effect of authorizing only 40,000,000 shares of Common Stock under the Company’s Certificate of Incorporation and the Agreement and Plan of Merger will not go into effect.

The form of the Certificate of Amendment that would be enacted if the amendment is adopted is set forth in Appendix F to this proxy statement.

Required Vote

The approval of the proposal to amendment the Company’s Certificate of Incorporation will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding Common Stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, your failure to vote on Proposal 8 has the same effect as a vote against the amendment to the Company’s Certificate of Incorporation.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares as described in this Proposal 8.

AUDIT COMMITTEE AND AUDITOR MATTERS

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.

The Audit Committee of the Board has:

•	reviewed and discussed the Company’s audited financial statements for the year ended May 31, 2016 with management;
•

discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with RBSM LLP matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements audited by RBSM LLP for the fiscal year ended May 31, 2016 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee:

Nicholas Florio

Dimitri Villard

Jeff Grout

Audit Fees

The aggregate fees billed for the fiscal years ended May 31, 2016 and 2015 for professional services rendered by the principal accountant, RBSM LLP are as follows (dollars in thousands):

	Years ended May 31,
	2016	2015
Audit Fees	$259	$195
Audit Related Fees	—	—
Tax Fees	144	164
All Other Fees	14	58
Total	$417	$417

Audit Fees were for professional services necessary to perform an annual audit of the financial statements, review of quarterly reports and other services required to be performed by our independent auditors.

Audit-Related Fees, if incurred, were for services that are reasonably related to the performance of the audit or review of our financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of certain benefit-related programs.

Tax Fees were for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to United States and international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

Other Fees were for financial statement audits of acquired and targeted companies as well as review of registration statements.

Pre-Approval Policies and Procedure for Audit Services

The audit committee has developed policies and procedures regarding the approval of all services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws, and the corresponding fees for such services.

Consistent with these policies and procedures, all audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in fiscal 2015 and 2016 were pre-approved by the audit committee.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers and Directors

Set forth below is information regarding the Company's current directors and executive officers as of the date of this Proxy Statement. The executive officers serve at the pleasure of the Board.

Name and Address	Age	Positions
Brendan Flood	52	Executive Chairman and Director
Matthew Briand	43	Chief Executive Officer, President and Director
David Faiman	43	Chief Financial Officer, Treasurer and Secretary
Dimitri Villard	73	Director
Jeff Grout	64	Director
Nicholas Florio	53	Director

For a brief description of the business experience during the past five years of our executive officers and directors, all of which are up for election at this Annual Meeting, see “Proposal 1 – Nominees for Election” or our Annual Report on Form 10-K.

Compensation of Executive Officers

The following table sets forth the compensation paid to our named executive officers at the end of the fiscal years ended May 31, 2016 and 2015. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended May 31, 2016.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brendan Flood	2015	286,994	661,107	—	68,572	—	—	28,999	1,045,672
Executive Chairman (1)	2016	335,574	292,511	149,997	68,572	—	—	145,472	992,126
Matthew Briand	2015	300,000	460,566	—	68,572	—	—	86,737	915,875
Chief Executive Officer (2)	2016	320,833	235,252	149,997	68,572	—	—	142,863	917,517
David Faiman	2015	—	—	—	—	—	—	—	—
Chief Financial Officer (3)	2016	68,750	57,292	15,000	—	—	—	3,554	144,596
Jeff Mitchell	2015	250,000	125,000	—	26,169	—	—	71,947	473,116
Chief Financial Officer (*)(4)	2016	90,721	37,500	—	—	—	—	16,323	144,544

Note - All amounts presented in this section are in whole dollar amounts, not in thousands. All compensation amounts presented in British pounds have been translated using the foreign currency fiscal year-to-date average exchange rate of 1.49476.

(*)

On September 9, 2015, Jeff Mitchell submitted his resignation from his position as the Chief Financial Officer of the Company, effective on September 18, 2015.  All fiscal 2016 compensation amounts for Mr. Mitchell are pro-rated through his resignation date.

(1)

Pursuant to the terms of the Flood Employment Agreement dated January 3, 2014, Mr. Flood will be paid a salary of £192,000 ($286,994) per annum, less statutory deductions, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage, for his role with the Company. Mr. Flood’s salary may be increased (but not decreased) annually by the increase in the Consumer Price Index for all Urban Consumers (CPI-U) for the Northeast Region. On January 1, 2016, the Company amended the employment agreement with Mr. Flood to increase his salary to £270,000 ($403,585), include a car allowance of £15,000 ($22,421) per annum and a pension contribution of £6,000 ($8,969) per annum. All other terms of Mr. Flood’s employment agreement remain unchanged. Pursuant to the agreement and the amendment, Mr. Flood was paid a salary of £224,500 ($335,574) and £192,000 ($286,994) in 2016 and 2015, respectively. The Company also recorded bonuses of £195,691 ($292,511) in 2016, and £442,283 ($661,107) in 2015. For Mr. Flood’s 2016 bonus, £83,441 ($124,725) was paid in cash and the remaining £112,250 ($167,787) remains unpaid. For Mr. Flood’s 2015 bonus, £13,952 ($20,860) was paid in cash, £56,000 ($83,707) was converted into Common Stock, £40,000 ($59,780) remains unpaid and £325,423 ($486,429) was converted in full satisfaction of the Gross Profit Appreciation Bonus in his employment contract into 1,039,380 shares of Series A Preferred Stock. In addition to Mr.

Flood’s salary and pursuant to the Company’s 2015 and 2014 Equity Plans, the Company granted Mr. Flood 33,000 and 15,000 options in 2014 and 2015, respectively, of which, 20% of the options granted vest immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of ten years from the date of issuance. The fair value of the stock options was estimated at the date of grant using the Black-Scholes options pricing model. For the years ended May 31, 2016 and 2015, 9,600 options vested in each year for a total value of $68,572, respectively. In fiscal 2016, in the form of other income, Mr. Flood received $124,725 in the form of dividends that have been accrued but not paid associated with the Series A Preferred Stock, a total of £6,250 ($7,499) in the form of life insurance premiums, £5,130 ($7,668) of car allowance payments and £2,500 ($3,736) in the form of pension contributions. In fiscal 2015, in the form of other income, Mr. Flood received £20,860 ($31,181) in the form of dividends that have been accrued but not paid associated with the issuance of Series A Preferred Stock and £5,445 ($8,139) in the form of life insurance premiums.

(2)

Pursuant to the terms of the Briand Employment Agreement dated January 3, 2014, Mr. Briand will be paid a salary of $300,000 per annum, less statutory deductions, plus other benefits including reimbursement for reasonable expenses, car allowance, paid vacation and insurance coverage, for his roles with the Company. Mr. Briand’s salary may be increased (but not decreased) annually by the increase in the Consumer Price Index for all Urban Consumers (CPI-U) for the Northeast Region. On January 1, 2016, the Company amended the employment agreement with Mr. Briand to increase his salary to $350,000. All other terms of Mr. Briand’s employment agreement remain unchanged. Pursuant to the agreement and the amendment, Mr. Briand was paid a salary of $320,833 and $300,000 in 2016 and 2015, respectively. The Company also recorded bonuses totaling $235,252 in 2016, of which $160,417 has not been paid, and $460,566 in 2015, of which $106,209 was paid in cash, $62,500 remains unpaid and $291,857 was converted in full satisfaction of the Gross Profit Appreciation Bonus in his employment contact into 623,628 shares of Series A Preferred Stock. In addition to Mr. Briand’s salary and pursuant to the Company’s 2015 and 2014 Equity Plans, the Company granted Mr. Briand 33,000 and 15,000 options in 2014 and 2015, respectively, of which, 20% of the options granted vest immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of ten years from the date of issuance. The fair value of the stock options was estimated at the date of grant using the Black-Scholes options pricing model. For the years ended May 31, 2016 and 2015, 9,600 options vested in each year for a total value of $68,572, respectively. In fiscal 2016, in the form of other income, Mr. Briand received $74,835 in the form of dividends that have been accrued but not paid associated with the issuance of Series A Preferred Stock, $22,546 of car allowance payments, $14,215 of tax gross-up payment for health insurance premiums, $20,867 of disability and life insurance premiums and $10,400 of Company paid 401K plan matching contributions. In fiscal 2015, in the form of other income, Mr. Briand received $18,709 in the form of dividends that have been accrued but not paid associated with the issuance of Series A Preferred Stock, $22,546 of car allowance payments, $14,215 of tax gross-up payment for health insurance premiums, $20,867 of disability and life insurance premiums and $10,400 of Company paid 401K plan matching contributions

(3)

On February 5, 2016, the Company entered into a Letter of Employment with Mr. Faiman that appointed him as the Company’s Chief Financial Officer effective March 1, 2016. Under the Letter of Employment, Mr. Faiman will receive an annual base salary of $275,000. Mr. Faiman will also receive a grant of 50,000 restricted shares of the Company’s Common Stock, which vests as follows: (i) 25,000 shares on the first year anniversary, and (ii) 25,000 shares on the second anniversary of Mr. Faiman’s employment. Annual adjustments to salary, as well as bonus and additional stock option awards will be granted at the discretion of the Board based on meeting personal and corporate objectives each year. His annual bonus target will be 50% of annual base salary. Pursuant to the agreement, Mr. Faiman was paid $68,750 in fiscal 2016. The Company also recorded a bonus accrual of $57,292 in 2016, of which $0 has been paid as of May 31, 2016. In addition, Mr. Faiman received 50,000 shares of restricted common stock in 2016 valued at $2.40 per share for a total value of $120,000. As of May 31, 2016 only $15,000 of the total value of the 50,000 shares vested. In the form of other income, Mr. Faiman received $3,554 of tax gross-up payment for medical insurance premiums.

(4)

Pursuant to the terms of the Mitchell Employment Agreement dated March 17, 2014, Mr. Mitchell was paid a salary of $250,000 per annum. Pursuant to the agreement, Mr. Mitchell was paid $90,721 and $250,000 in Fiscal 2016 and 2015, respectively. The Company also recorded a bonus accrual of $37,500 and $125,000 in 2016 and 2015, respectively, of which $125,000 and $0 was paid as of May 31, 2016 and 2015, respectively. Pursuant to the Company’s 2014 and 2015 Equity Plans, the Company granted Mr. Mitchell 15,000 and 10,000 options, respectively. 20% of the options granted vested immediately and 20% vest on an annual basis thereafter. The options are exercisable for a term of ten years from the date of issuance. The fair value of the stock options were estimated at the date of grant using the Black-Scholes options pricing model. The Company used the assumptions as stated in footnote 11 of the May 31, 2016 financial statement to determine the fair value of the options. For the year ended May 31, 2015, 5,000 options vested, for a total value of $26,169. These values represent the amount recognized by the Company for financial statement reporting purposes in accordance with the recognition and measurement provisions of Share Based Compensation as defined in ASC 718. In fiscal 2016, in the form of other income, Mr. Mitchell received $5,923 of tax gross-up payment for health insurance premiums, and $10,400 of Company paid 401K plan matching contributions. In fiscal 2015, in the form of other income, Mr. Mitchell received $5,923 of tax gross-up payment for health insurance premiums, $42,556 tax gross-up payment associated with his relocation costs, $19,237 of Company paid medical insurance and $4,231 of Company paid 401K plan matching contributions.

Employment Agreements

On January 3, 2014, in connection with the Initio Acquisition, the Company entered into an employment agreement with Brendan Flood (“Flood Employment Agreement”). Pursuant to the Flood Employment Agreement, Mr. Flood will serve as Executive Chairman of the Board, as well as, Chief Executive Officer of Initio. Mr. Flood will be paid a salary of £192,000 ($286,994) per annum, less statutory deductions, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage for his roles with the Company. Mr. Flood’s salary will be adjusted (but not decreased) annually based upon the Consumer Price Index for All Urban Consumers for the Northeast Region as determined by the United States Department of Labor Bureau of Labor Statistics. Mr. Flood will also be entitled to an annual bonus of up to 50% of his annual base salary based reaching certain financial milestones. Additionally, Mr. Flood is entitled to Gross Profit Appreciation Participation, which entitles the participants to 10% of Initio’s Excess Gross Profit, which is defined as the increase in Initio gross profits in excess of 120% of the base year’s gross profit, up to $400,000. Mr. Flood’s participating level is 62.5%. On May 29, 2015, the Gross Profit Appreciation Bonus associated with this employment agreement was converted into shares of Series A Preferred Stock. The Flood Employment Agreement has a term of five years and will automatically renew thereafter unless 12 months written notice is provided by either party. This employment agreement includes customary non-compete/solicitation language for a period of 12 months after termination of employment. Effective September 18, 2015, the Board appointed Brendan Flood, the Company’s Executive Chairman, to serve as the interim Chief Financial Officer while the Company actively searched for a permanent Chief Financial Officer. Mr. Flood did not receive additional compensation for his role as interim Chief Financial Officer. On January 1, 2016, the Company amended the employment agreement with Mr. Brendan Flood, Chairman. Mr. Flood will receive a salary of £270,000 ($403,585), a car allowance of £15,000 ($22,421) per annum and a pension contribution of £6,000 ($8,969) per annum. All other terms of Mr. Flood’s employment agreement will remain unchanged.

On January 3, 2014, in connection with the Initio Acquisition, the Company entered into an employment agreement with Matt Briand (“Briand Employment Agreement”). Pursuant to the Briand Employment Agreement, Mr. Briand will serve as Co-Chief Executive Officer of the Company, as well as, Chief Executive Officer of Monroe. Mr. Briand will be paid a salary of $300,000 per annum, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage for his roles with both the Company and Monroe. Mr. Briand will also be entitled to an annual bonus of up to 50% of his annual base salary based on reaching certain financial milestones. Mr. Briand’s salary will be adjusted (but not decreased) annually based upon the Consumer Price Index for All Urban Consumers for the Northeast Region as determined by the United States Department of Labor Bureau of Labor Statistics. Additionally, Mr. Briand is entitled to Gross Profit Appreciation Participation, which entitles the participants to 10% of Initio’s Excess Gross Profit, which is defined as the increase in Initio gross profits in excess of 120% of the base year’s gross profit, up to $400. Mr. Briand’s participating level is 37.5%. On May 29, 2015, the Gross Profit Appreciation Bonus associated with this employment agreement was converted into shares of Series A Preferred Stock. The Briand Employment Agreement has a term of five years and will automatically renew thereafter unless 12 months written notice is provided by either party. This employment agreement includes customary non-compete/solicitation language for a period of 12 months after termination of employment. On January 27, 2015, Mr. Briand was given the additional title of President. On January 1, 2016, the Company amended the employment agreement with Mr. Matt Briand, Chief Executive Officer. Mr. Briand will receive a salary of $350,000. All other terms of Mr. Briand’s employment agreement will remain unchanged.

On February 5, 2016, the Company entered into an employment agreement with David Faiman (“Faiman Employment Agreement”).  Pursuant to the Faiman Employment Agreement, Mr. Faiman was appointed as Chief Financial Officer effective March 1, 2016 and will receive a base salary of $275,000 per annum. Mr. Faiman will also receive a grant of 50,000 restricted shares of the Company’s Common Stock, which vest as follows: (i) 25,000 shares on the first year anniversary, and (ii) 25,000 shares on the second anniversary of Mr. Faiman’s employment. Annual adjustments to salary, as well as bonus and additional stock option awards will be granted at the discretion of the Board based on meeting personal and corporate objectives each year. His annual bonus target will be 50% of annual base salary.

On March 17, 2014, the Company entered into an employment agreement with Jeff R. Mitchell (“Mitchell Employment Agreement”). Pursuant to the Mitchell Employment Agreement, Mr. Mitchell will serve as Executive Vice President and Chief Financial Officer. Mr. Mitchell will receive an annual base salary $250,000, plus other benefits including reimbursement for reasonable expenses, paid vacation and insurance coverage for his role with Staffing 360 Solutions, Inc. Mr. Mitchell will also be entitled to an annual bonus of up to 50% of his annual base salary based on reaching certain milestones. Mr. Mitchell will also receive a grant of 12,500 Common Stock shares, issuable as follows: (i) 5,000 Common Stock shares on June 1, 2014, and (ii) 2,500 Common Stock shares on each one (1) year anniversary thereafter. In addition, Mr. Mitchell is entitled to 15,000 stock options to purchase Common Stock to be issued under the Company’s Stock Option Plan, which such stock options shall vest as follows: (i) 3,000 on March 17, 2014, and (ii) 3,000 on each one year anniversary thereafter. The initial vesting of stock options have an exercise price of $20.00 per share (all options thereafter will have an exercise price of $10.00 per share), and are exercisable for a period of 10 years from the date of grant. The Mitchell Employment Agreement has a term of three years. This employment agreement includes customary non-compete/solicitation language for a period of 12 months after termination of employment. On September 9, 2015, Mr. Mitchell submitted his resignation from his position as the Chief Financial Officer of the Company and all officer and director positions held in any subsidiary of the Company, effective on September 18, 2015.  Mr. Mitchell’s resignation was voluntary and not a result of any disagreement with the Company or its executive officers on any matter relating to the Company’s operations, policies or practices.

Outstanding Equity Awards at May 31, 2016

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brendan Flood (1)	3,000	—	12,000	10.00	03/01/2024	—	—	—	—
	19,800	—	13,200	13.33	01/28/2024	—	—	—	—
Matt Briand (1)	3,000	—	12,000	10.00	03/01/2024	—	—	—	—
	19,800	—	13,200	13.33	01/28/2024	—	—	—	—
David Faiman (3)	—	—	—	N/A	N/A	50,000	105,000	—	—
Jeff Mitchell	—	—	—	N/A	N/A	—	—	—	—

(1)	These options were issued pursuant to the 2015 Omnibus Incentive Plan and are exercisable for a period of 10 years.
(2)	These options were issued pursuant to the 2014 Equity Plan and are exercisable for a period of five years.
(3)

Pursuant to the Faiman Employment Agreement, Mr. Faiman received a grant of 50,000 restricted shares of the Company’s Common Stock, which vests as follows: (i) 25,000 shares on the first year anniversary, and (ii) 25,000 shares on the second anniversary of Mr. Faiman’s employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 29, 2016 for: (i) each of our directors; (ii) each of our executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name. Percentage ownership is based on 7,468,501 shares of Common Stock outstanding on August 29, 2016. Percentage ownership of Series A Preferred Stock is based on 1,663,008 shares of Series A Preferred Stock outstanding as of August 29, 2016.

Name of Beneficial Owner (1), (2)	Common Stock Beneficially Owned (2)	Percent of Common Stock	Series A Preferred Stock Beneficially Owned (2)	Percent of Series A Preferred Stock
Brendan Flood (3)	526,089	7.04	1,039,380	62.50
Matthew Briand	264,161	3.54	623,628	37.50
David Faiman	50,000	*
Dimitri Villard (4)	41,250	*
Jeff Grout (3)	44,167	*
Nicholas Florio (5)	46,471	*
Jeff Mitchell	8,500	*
GTD Financial (6) 301 East Virginia Avenue #3300	550,914	7.38
Directors and officers as a group (6 persons)	972,138	13.02	1,663,008	100

*	Indicates less than 1%.
(1)	With the exception of Brendan Flood, Executive Chairman, and Jeff Grout, Director, the address of each person is 641 Lexington Avenue, 27th Floor, New York, New York 10022.
(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.
(3)	Mr. Flood and Mr. Grout’s address is 3A London Wall Buildings, London Wall, London, EC2M 5SY, United Kingdom.
(4)	6,750 shares are held personally by Mr. Villard and 34,500 shares are held through Byzantine Productions, Inc.
(5)	Shares are held by Citrin Cooperman & Company LLP. Mr. Florio is a partner at Citrin Cooperman & Company LLP.
(6)

Based on information available to the Company, GTD Financial is an Arizona-based limited liability company that invested $2 million in the Company’s March 2014 PIPE and $500,000 in the Company’s Series A Convertible Bonds.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of May 31, 2016 about the Common Stock that may be issued upon the exercise of outstanding options, warrants and rights under the Company’s equity compensation plans:

Plan Category	Number of Securities to be issued upon exercising outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders (1)	320,500	$10.09	30,500

(1)	At May 31, 2016, the Company had three Equity Compensation Plans which are described below.

2014 Equity Plan

On January 28, 2014, our Board adopted the 2014 Equity Plan. The 2014 Equity Plan has not been approved by our stockholders. Under the 2014 Equity Plan, we may grant options to employees, directors, senior management of the company and, under certain circumstances, consultants. The purpose of the 2014 Equity Plan is to retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the company and its affiliates. A maximum of 250,000 shares of Common Stock has been reserved for issuance under the 2014 Equity Plan. The plan expires on January 28, 2024. At May 31, 2016, the Company had issued 227,500 options to purchase shares of Common Stock and had 22,500 unissued securities remaining under the 2014 Equity Plan.

The authority to administer the 2014 Equity Plan currently resides with the Compensation Committee (the “Committee”). They have the power to determine which persons eligible under the plan will be granted option awards.

Transferability

Option awards are not transferable other than by will or by the laws of descent and distribution unless otherwise provided in the individual option agreement.

Change of Control Event

In the event of a change in control, then, without the consent or action required of any holder of an option award (in such holder’s capacity as such):

(i) Any surviving corporation or acquiring corporation or any parent or affiliate thereof, as determined by the Board in its discretion, will assume or continue any option awards outstanding under the plan in all or in part or shall substitute to similar stock awards in all or in part; or

(ii) In the event any surviving corporation or acquiring corporation does not assume or continue any option awards or substitute to similar stock awards, for those outstanding under the plan, then: (a) all unvested option awards will expire (b) vested options will terminate if not exercised at or prior to such change in control; or

(iii) Upon change in control, the Board may, in its sole discretion, accelerate the vesting, partially or in full, in the sole discretion of the Board and on a case-by-case basis of one or more option awards as the Board may determine to be appropriate prior to such events.

Notwithstanding the above, in case of change in control, in the event all or substantially all of the shares of Common Stock of the company are to be exchanged for securities of another company, then each holder of an option award shall be obliged to sell or exchange, as the case may be, any shares such holder holds or purchased under the plan, in accordance with the instructions issued by the Board, whose determination shall be final.

Termination of Employment/Relationship

In the event of termination of the option holders employment with the Company or any of its affiliates, or if applicable, the termination of services given to the Company or any of its affiliates by consultants of the Company or any of its affiliates for cause (as defined in the plan), all outstanding option awards granted to such option holder (whether vested or not) will immediately expire and terminate on the date of such termination and the holder of option awards will not have any right in connection to such outstanding option awards, unless otherwise determined by the Board. The shares of Common Stock covered by such option awards will revert to the plan.

2015 Omnibus Incentive Plan

On September 23, 2015, our Board adopted the 2015 Omnibus Incentive Plan (the “2015 Omnibus Plan”). The 2015 Omnibus Plan has not been approved by our stockholders. Under the 2015 Omnibus Plan, we may grant options to employees, directors, senior management of the company and, under certain circumstances, consultants. The purpose of the 2015 Omnibus Incentive Plan is to retain the services of the group of persons eligible to receive option awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the company and its affiliates.

The Plan provides for an aggregate of 450,000 shares of Common Stock to be available for awards. The number of shares available for grant pursuant to awards under the Plan is referred to as the “Available Shares”. If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the Common Stock subject to such award will again be made available for future grant. However, shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the Plan.

The Plan will have a term of ten years and no further awards may be granted under the Plan after that date. At May 31, 2016, the Company had issued 93,000 options to purchase shares of Common Stock and had 7,000 unissued securities remaining under the 2015 Omnibus Plan.

Awards Available for Grant

The Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 150,000 common shares in the aggregate or (ii) payable in cash in an amount exceeding $600 in the aggregate.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Committee, however, may permit awards (other than Incentive Stock Options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Change in Control

Except to the extent otherwise provided in an award, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the Plan will become fully vested and performance compensation awards vest, as determined by the Committee, based on the level of attainment of the specified performance goals. In general, the Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a change in control. The Committee can also provide otherwise in an award under the Plan.

Long-Term Incentive Plan

In May 2016, the Company’s Board approved the 2016 LTIP.  The material features of the 2016 LTIP are described in Proposal 4, which is incorporated by reference herein

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Trilogy Capital Partners Agreement

The Company’s former employee, Vice Chairman, President and Secretary, Alfonso J. Cervantes, is the majority owner of Trilogy Capital Partners. Effective December 31, 2014, Mr. Cervantes voluntarily resigned from his positions with the Company and subsidiaries.  The Company entered into an Advisory Agreement with Trilogy, effective as of January 1, 2015, pursuant to which Trilogy may provide advisory services, if requested by the Company, for a period of 12 months. Pursuant to the Advisory Agreement, the Company agreed to, among other things: (a) pay Trilogy $300,000, in equal monthly installments; and (b) issue to Trilogy two hundred fifty thousand (250,000) Common Stock shares on or before January 30, 2015; and (c) grant to Trilogy twenty-five thousand (25,000) Common Stock shares, in complete settlement of any past due fees and costs owed to Trilogy. The Advisory Agreement terminated on December 31, 2015.

Review, Approval or Ratification of Transactions with Related Persons

The Company’s Board or a committee of the Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

Any stockholder proposal submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2017 Annual Meeting of stockholders must be received by us no earlier than 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC.   Accordingly, proposals under Rule 14a-8 are due by [—].  Stockholder proposals should be addressed to our corporate Secretary at 641 Lexington Avenue, 27th Floor, New York NY 10022.

Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our Bylaws, which require that notice of a proposal to be included at an annual meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year)..

Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

The exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of a meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire described below. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Corporation, such nominee must deliver (in accordance with the time periods prescribed for above) to the Secretary at the principal executive offices of the Company a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form approved by the Company and provided by the Secretary or such Secretary’s designee) and a written representation and agreement that such person: (a) will abide by the requirements of these Bylaws and the Articles of Incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. If, prior to the meeting, there is a change in any information set forth on the Questionnaire, then such director candidate shall promptly notify the Secretary by submitting a revised Questionnaire. No stockholder (other than members of the Governance Committee) has recommended a candidate to date.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented.  If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The Company’s Annual Report on Form 10-K for the year ended May 31, 2016 is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.  The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank.  This practice of sending only one copy of proxy materials is known as householding.  If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process.  If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address.  If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the corporate Secretary of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022, telephone number (212) 634-6462.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our corporate Secretary, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022.

STAFFING 360 SOLUTIONS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD

The undersigned hereby appoint(s) Brendan Flood, Matthew Briand and David Faiman, or any of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of Staffing 360 Solutions, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on [—], 2017 at [--] a.m. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

Proposal 1 ELECTION OF DIRECTORS

Nominees:	For	Against	Abstain

Brendan Flood	[_]	[_]	[_]

Matthew Briand	[_]	[_]	[_]

Dimitri Villard	[_]	[_]	[_]

Nicholas Florio	[_]	[_]	[_]

Jeff Grout	[_]	[_]	[_]

Proposal 2 To approve the change in corporate domicile from the state of Nevada to the state of Delaware.	For [_]	Against [_]	Abstain [_]

Proposal 3 To approve the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan.	For [_]	Against [_]	Abstain [_]

Proposal 4 To approve the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan.	For [_]	Against [_]	Abstain [_]

Proposal 5 To approve, by a non-binding vote, the Company's executive compensation.	For [_]	Against [_]	Abstain [_]

Proposal 6 To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to the Company's executive compensation.	☐ 3 YEARS	☐ 2 YEARS	☐ 1 YEAR	Abstain [_]

Proposal 7 To approve the potential issuance of more than 19.99% of our outstanding Common Stock under our Series D Redeemable Convertible Preferred Stock under Nasdaq listing rules.	For [_]	Against [_]	Abstain [_]

Proposal 8 To approval an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares.	For [_]	Against [_]	Abstain [_]

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES ON PROPOSAL NUMBER 1, FOR APPROVAL ON PROPOSALS 2, 3, 4, 5, 7, AND 8 AND THE FREQUENCY OF ADVISORY VOTES TO OCCUR EVERY THREE YEARS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF STAFFING 360 SOLUTIONS, INC.

Date:
Signature

Signature if jointly owned

Print name (Entity's name, officer's name and title if applicable)

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of [____], 2017 (this “Agreement”), is by and between Staffing 360 Solutions, Inc., a Delaware corporation (“Staffing”), and Staffing 360 Solutions, Inc., a Nevada corporation (the “Merging Entity”).

RECITALS

A.The Merging Entity is a corporation duly incorporated and existing under the laws of the State of Nevada.

B.Staffing is a corporation duly organized and existing under the laws of the State of Delaware.

C.The board of directors of the Merging Entity and the board of directors of Staffing have determined that it is advisable and in the best interests of each entity that the Merging Entity merge with and into Staffing (the “Merger”) on the terms, and subject to the conditions, of this Agreement, the Delaware General Corporation Law (the “Delaware Act”) and Chapter 92A of the Nevada Revised Statutes (the “Nevada Act”).  As a result of the Merger, the separate existence of the Merging Entity will cease.

D.The board of directors of the Merging Entity and the board of directors of Staffing have been duly advised of the terms and conditions of this Agreement and the Merger and, by resolutions duly adopted, have authorized, approved and adopted this Agreement and the Merger, and have submitted this Agreement for approval by their respective stockholders.

E.The stockholders of the Merging Entity who are entitled to vote on this Agreement and the sole stockholder of Staffing have been duly advised of the terms and conditions of this Agreement and the Merger and, by resolutions duly adopted, have approved this Agreement and the Merger.

NOW, THEREFORE, on the terms, and subject to the conditions, of this Agreement, the Merging Entity and Staffing hereby agree as follows.

ARTICLE 1
THE MERGER; RELATED TRANSACTIONS

1.1EFFECTIVE DATE.  The Merger will be consummated by (a) Staffing filing a certificate of merger in the form of Exhibit A attached hereto (the “Delaware Merger Certificate”) with the Secretary of State of the State of Delaware in accordance with Section 252 of the Delaware Act and (b) the Merging Entity and Staffing filing articles of merger in the form of Exhibit B attached hereto (the “Nevada Merger Articles”) with the Nevada Secretary of State in accordance with Section 92A.200 of the Nevada Act.  The Merger will become effective on [______, 2017, at ______]  (the “Effective Time”).

1.2MERGER.  (a) At the Effective Time:

(i)	the Merging Entity will merge with and into Staffing, and Staffing will be the surviving entity in the Merger (the “Surviving Entity”);
(ii)

the separate existence of the Merging Entity will cease, and the Surviving Entity will succeed, without other transfer, to all of the rights and property of the Merging Entity, and will be subject to all of the debts and liabilities of the Merging Entity, as provided for in Section 265 of the Delaware Act and Section 92A.250 of the Nevada Act; and

(iii)	the members of the board of directors and the officers of Staffing shall continue to be the members of the board of directors and the officers of the Surviving Entity.
(b)	at and after the Effective Time, the Surviving Entity will carry on its business with the assets of the Merging Entity, as well as with the assets of Staffing.

1.3CONVERSION OF SHARES.  At the Effective Time, (a) each share of common stock issued by the Merging Entity shall be converted into one share of common stock of the Surviving Corporation, (b) each share of Series A Preferred Stock issued by the Merging Entity shall be converted into one share of Series A Preferred Stock of the Surviving Corporation, (c) each share of Series D Redeemable Convertible Preferred Stock issued by the Merging Entity shall be converted into one share of Series D Redeemable Convertible Preferred Stock of the Surviving Corporation and (d) each option or other right to purchase or receive stock in the Merging Entity shall be converted into an option or other right to purchase or receive stock of the Surviving Corporation on the same terms as set forth in the documentation evidencing the option or right to purchase or receive stock.  Upon surrender to the Surviving Corporation of certificates or other evidence of stock, options or other rights to purchase or receive stock in the Merging Entity, the Surviving Corporation shall issue to the holder of such certificates or other evidence (the “Holder”), certificates or other evidence that the Surviving Corporation has issued to such Holder certificates or other evidence of ownership of the same number of shares of stock or options or other right to purchase or receive stock in the Surviving Corporation.

1.4CERTIFICATE OF INCORPORATION; BYLAWS.  The certificate of incorporation of Staffing in effect at the Effective Time will be the certificate of incorporation of the Surviving Entity until changed or amended as provided therein or by applicable law.  The bylaws of Staffing in effect at the Effective Time will be the bylaws of the Surviving Entity until changed or amended as provided therein, by Staffing’s certificate of incorporation or by applicable law.

ARTICLE 2
MISCELLANEOUS

2.1AMENDMENT; WAIVER.  At any time before the Effective Time, the Merging Entity and Staffing, to the extent permitted by and in accordance with the Delaware Act and the Nevada Act, may by written agreement amend, modify or supplement any provision of this Agreement.

2.2ENTIRE AGREEMENT; ASSIGNMENT.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party.

2.3GOVERNING LAW.  This Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto; provided, that the effects of the Merger with respect to the Merging Entity shall be governed by Section 92A of the Nevada Act and [Section 252 of the Delaware Act].

2.4REORGANIZATION. The merger of the Merging Entity with and into Staffing shall be treated as a tax free reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and this Agreement and any other documents effectuating such transaction shall be treated as a plan of reorganization, as contemplated by Treasury Regulations Section 1.368-1(c). The stock of Staffing will be deemed distributed in exchange for the stock of the Merging Entity as provided for by Treasury Regulations Section 1.368-2(m)(i).

2.5PARTIES IN INTEREST.  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

2.6COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement, and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.  The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[signature page follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by an officer of such party duly authorized, all as of the date set forth above.

STAFFING 360 SOLUTIONS, INC., a Delaware corporation

By:
Name:
Title:

STAFFING 360 SOLUTIONS, INC., a Nevada corporation

By:
Name:
Title:

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
STAFFING 360 SOLUTIONS, INC.

STAFFING 360 SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.The name of the Corporation is Staffing 360 Solutions, Inc.

2.This, Amended and Restated Certificate of Incorporation, (the “Certificate”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the vote of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware, and is to become effective as of 5:00 p.m. Eastern Time on _____ ____, 2017.

FIRST.  Name.  The name of the Corporation is Staffing 360 Solutions, Inc.

SECOND.  Registered Office; Registered Agent.  The Corporation’s registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle 19801.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD.  Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH.  Capital Stock.  The total number of shares of stock which the Corporation shall have authority to issue is [40,000,000; 60,000,000] shares, consisting of:  (x) [20,000,000; 40,000,000] shares of common stock, par value $0.01 per share (the “Common Stock”), and (y) [20,000,000] shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.

(a)Common Stock.  Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law, the holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation.

(b)Preferred Stock.  Shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”) (or any committee to which it may duly delegate the authority granted in this Article Fourth) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors (or such committee thereof) may from time to time determine, and by filing a certificate (hereinafter referred to as a “Preferred Stock Designation”) pursuant to applicable law of the State of Delaware as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock.  The authority of the Board of Directors (or such committee thereof) with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)the designation of the series, which may be by distinguishing number, letter or title;

(ii)the number of shares of the series, which number the Board of Directors (or such committee thereof) may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)the amounts payable on and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

1

(iv)the dates on which dividends, if any, shall be payable;

(v)the redemption rights and price or prices, if any, for shares of the series;

(vi)the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)restrictions on the issuance of shares of the same series or of any other class or series; and

(x)the voting rights, if any, of the holders of shares of the series.

(c)Series A Preferred Stock

(i)Designation and Amount. The shares of such series shall have a par value of $0.00001 per share and shall be designated as “Series A Preferred Stock” and the number of shares constituting tire Series A Preferred Stock shall be 1,663,008 shares.  The Series A Preferred Stock shall have a stated value of $1.00 per share (the “Stated Value”).

(ii)Dividends.

(A)Payment of Dividends. The holders of the Series A Preferred Stock (each a “Holder”) will be entitled to receive cash dividends (the “Dividend”) at the rate of twelve percent (12%) of the Stated Value per annum, payable monthly in cash, prior to and in preference to any declaration or payment of any dividend on the common stock of the Company, par value $0.00001 per share (the “Common Stock”).

(B)So long as any shares of Series A Preferred Stock are outstanding; the Corporation shall not declare, pay or set apart for payment any dividend on any shares of Common Stock or classes and series of preferred securities of the Corporation which by their terms do not rank senior to the Series A Preferred Stock (“Junior Stock”) (other than dividends payable in additional shares of Junior Stock), unless at the time of such dividend the Corporation shall have paid all accrued and unpaid dividends on the outstanding shares of Series A Preferred Stock.

(iii)Redemption: Mandatory and Optional Conversion.

(A)Redemption. Commencing on December _____, 2018 (the “Redemption Date”), the Corporation shall redeem all of the shares of Series A Preferred Stock (a “Redemption”) of each Holder, for cash or for shares of Common Stock in the Corporation’s sole discretion. The redemption price paid to each Holder shall be equal to the Stated Value for each share of Series A Preferred Stock, multiplied by the number of shares of Series A Preferred Stock held by such Holder, less the aggregate amount of Dividends paid to such Holder through the Redemption Date (the “Redemption Purchase Price”).  On the Redemption Date, the Corporation shall confirm the number of shares of Series A Preferred Stock held by each Holder in accordance with the following:

Name of Holder	Number of Shares of Series A Preferred Stock Held
Matthew Briand	623,628
Brendan Flood	1,039,380

2

(B)Payment in Common Stock.

(1)If the Redemption Purchase Price is paid in shares of Common Stock, Holders shall initially receive one and three tenths (1.3) shares of Common Stock for each $1.00 of the Redemption Purchase Price.

(2)Upon the date the Redemption Purchase Price is paid, the Series A Preferred Stock shall be deemed cancelled.

(C)Transfer of Preferred Stock.

(1)The Holder shall not, directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a “Transfer”) the Series A Preferred Stock, in whole or in part, or any right, title or interest herein or hereto, except to the estate of the Holder upon death or to the administrator of the Holder upon complete disability arid in accordance with the provisions of this Certificate.  Any attempt to Transfer the Series A Preferred Stock or any rights hereunder in violation of the preceding sentence shall be null and void ab initio and the Corporation shall not register any such Transfer. Upon the Transfer of the Series A Preferred Stock, in whole or in part, through the use of an assignment form in a form reasonably satisfactory to the Corporation, and in accordance with applicable law or regulation, and the payment by the Holder of funds sufficient to pay any transfer tax, the Corporation shall issue and register the Series A Preferred Stock in the name of the estate or administrator of the Holder. Notwithstanding any other provision of this Certificate, no Transfer may be made pursuant to this Article FOURTH (c)(iii)(C)(1) unless (a) the Transfer complies in all respects with the applicable provisions of this Certificate and (b) the Transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

(D)Covenants.

(1)Restrictive Legend.  Each certificate evidencing shares of Common Stock issued to the Holder following the redemption of the Series A Preferred Stock shall bear the following restrictive legend or a similar legend until such time as the transfer of such security is not restricted under the federal securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

(E)Adjustment of Redemption Price if Paid in Shares of Common Stock.  The number of shares of Common Stock issuable upon the redemption of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(1)Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time (a) subdivide the outstanding Common Stock, (b) combine the outstanding Common Stock into a smaller number of shares, or (c) declare a dividend or otherwise distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Corporation in connection with a consolidation or merger in which the Corporation is the continuing company) evidences of its indebtedness, or assets, or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the number of shares of Common Stock issuable upon the redemption of the Series A

3

Preferred Stock shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares, evidences, rights, options, warrants or securities which, if the Series A Preferred Stock had been redeemed immediately prior to such time, the Holder would have owned upon such redemption and been entitled to receive by virtue of such dividend, subdivision, combination, or distribution.

(2)Change in Conversion Shares upon Consolidations and Mergers in Which the Corporation Is Not the Surviving Company and upon Certain Sales Leases, and Conveyances.  In case of any consolidation with or merger of the Corporation with or into another corporation or other entity (other than a merger or consolidation in which the Corporation is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation or entity of the property and assets of any nature of the Corporation as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”) there shall thereafter be deliverable upon redemption of the Series A Preferred Stock (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and amount of shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the redemption of the Series A Preferred Stock for which the Series A Preferred Stock might have been redeemed immediately prior to such Reorganization.  The Corporation shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Corporation shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to upon a conversion of the Series A Preferred Stock in accordance with the foregoing provisions.

(3)Change in Shares upon Certain Reclassifications, Consolidations, and Mergers.  In case of any reclassification or change of the Common Stock (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares of Common Stock into two or more classes or series of shares), or in case of any consolidation or merger of another corporation or entity into the Corporation in which the Corporation is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon redemption of the Series A Preferred Stock solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock for which the Series A Preferred Stock might have been redeemed immediately prior to such reclassification, change, consolidation, or merger.

(4)Other Events. If any event occurs of the type contemplated by the provisions of this Article FOURTH (c)(iii)(E) but not expressly provided for by such provisions (including, without limitation, the granting to stockholders of the Corporation as a whole of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors will make an appropriate adjustment in the Redemption Price so as to protect the rights of the Holder under this Certificate.

(5)No Impairment.  The Corporation will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

(6)Record Date.  If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, or in any rights, options or warrants to subscribe for or to purchase Common Stock (such

4

rights or options or warrants being herein called “Options”) or in any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(7)Closing of Books.  The Corporation will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the redemption of the Series A Preferred Stock in any manner which interferes with the timely redemption of the Series A Preferred Stock into shares of Common Stock.

(F)Optional Conversion.  At any time prior to the Redemption Date, each Holder may elect to convert the shares of Series A Preferred Stock held by such Holder into shares of Common Stock (“Series A Conversion”). Upon the Series A Conversion, a Holder shall receive one and three tenths (1.3) shares of Common Stock for every one share of Series A Preferred Stock that the Holder elects to convert.

(G)Acceleration of Redemption Upon Change in Control.  Notwithstanding the foregoing, upon the consummation of any transaction resulting in a Change of Control of the Corporation, the Holders shall have the right to declare the Redemption Purchase Price due and payable immediately. A “Change of Control” means a consolidation or merger of the Corporation with or into another company or entity in which the Corporation is not the surviving entity or the sale of all or substantially all of the assets of the Corporation to another company or entity not controlled by the then existing stockholders of the Corporation in a transaction or series of transactions.

(H)Acceleration of Redemption Upon Termination of Employment.  In the event of the termination by the Corporation of the employment of a Holder without cause, the Holder shall have the right to declare the Redemption Purchase Price due and payable immediately.

(iv)Liquidation Preference.  In the event of a liquidation, dissolution or winding up of the Corporation, the Holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution, prior to and in preference to distributions to the holders of Common Stock or Junior Stock, and either in preference to or pari passu with the holders of any other series of preferred stock that may be issued in the future that is expressly made senior or pari passu, as the case may be, an amount equal to the Stated Value of the Series A Preferred Stock less any dividends previously paid out on the Series A Preferred Stock. The remaining Assets of the Corporation shall be distributed to the holders of the outstanding equity securities of the Corporation in accordance with their liquidation rights.

(v)Voting Rights. Except as otherwise required by law, the Series A Preferred Stock shall have no voting rights.

(d)Series D Preferred Stock.

(i)Designation and Amount.  A series of Preferred Stock is hereby designated as the Corporation’s Series D Redeemable Convertible Preferred Stock, par value of $0.00001 per share (the “Series D Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series D Preferred Stock; which Series D Preferred Stock will not be subject to increase without any consent of the holders of the Series D Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

(ii)Ranking and Voting.

(A)Ranking.  The Series D Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (1) senior to the Corporation’s Common Stock; (2) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in this Certificate of Incorporation or any Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (3) junior to all existing and future indebtedness of the Corporation.  Without the prior written consent of the Holders of a majority of the outstanding shares of Series D Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of

5

Series D Preferred Stock, or any other Preferred Stock that is pari passu or senior to the Series D Preferred Stock with respect to any rights for a period of 6 months after the Issuance Date.

(B)Voting.  Except as required by applicable law or as set forth herein, the holders of shares of Series D Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (1) during a period where a dividend (or part of a dividend) is in arrears; (2) on a proposal to reduce the Company’s share capital; (3) on a resolution to approve the terms of a buy-back agreement; (4) on a proposal to wind up the Company; (5) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (6) during the winding-up of the entity.

(iii)In-Kind Accrual.

(A)Commencing on the date of the issuance of any such shares of Series D Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series D Preferred Stock will accrue a cumulative in-kind payment accrual (“In-Kind Accrual”), at a rate equal to 6.50% per annum, subject to adjustment as provided in this Certificate of Designations (“Accrual Rate”), of the Face Value.  In-Kind Accrual will be payable with respect to any shares of Series D Preferred Stock upon any of the following: (1) upon redemption of such shares in accordance with Article FOURTH(d)(vi); (2) upon conversion of such shares in accordance with Article FOURTH(d)(vii); and (3) when, as and if otherwise declared by the board of directors of the Corporation.

(B)In-Kind Accrual, as well as any applicable Conversion Premium payable hereunder, will be paid: (1) in the Corporation’s sole and absolute discretion, immediately in cash; or (2) if Corporation notifies Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 3 Trading Days after the Notice Time for any reason whatsoever, in shares of Common Stock valued at (A) if there has never been a Trigger Event, (i) 90.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (B) following any Trigger Event, (i) 80.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Holder, less $0.10 per share of Common Stock, not to exceed (ii) 80.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock.  In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate will be paid by wire transfer of immediately available funds to an account designated by Holder.

(C)So long as any shares of Series D Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividend or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

(iv)Protective Provision.

(A)So long as any shares of Series D Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series D Preferred Stock then outstanding (voting separately as one class), (1) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend this Article Fourth (d), (2) authorize or create any class of stock ranking as to distribution of dividend senior to the Series D Preferred Stock, (3) amend its certificate of incorporation or other Charter documents in breach of any of the provisions hereof, (4) increase the authorized number of shares of Series D Preferred Stock or (5) enter into any agreement with respect to the foregoing.

(B)A “Deemed Liquidation Event” will mean: (1) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are

6

converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (2) Corporation issues securities that are senior to the Series D Preferred Stock in any respect, (3) Holder does not receive the number of Conversion Shares stated in a Conversion Notice with 5 Trading Days of the Notice Time; (4) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 5 or more consecutive trading days; (5) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

(C)The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Article FOURTH(d)(vi), and the required amount is paid to Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

(v)Liquidation.

(A)Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Preferred Stock and Common Stock by reason of their ownership thereof, the Holders of Series D Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series D Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid In-Kind Accrual thereon (collectively with the Face Value, the “Liquidation Value”).  If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series D Preferred Stock are not paid in full, the holders of shares of Series D Preferred Stock will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid In-Kind Accrual, if any, to which each such holder is entitled.

(B)If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(vi)Redemption.

(A)Corporation’s Redemption Option.  On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series D Preferred Stock by paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

(B)Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series D Preferred Stock then outstanding by paying Holder in cash an amount per share of Series D Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (1) 100% of the Face Value, plus (2) the Conversion Premium, minus (3) any In-Kind Accrual that have been paid, for each share of Series D Preferred Stock redeemed.

7

(C)Credit Risk Adjustment.

(1)The Accrual Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

(2)The Accrual Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Accrual Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

(3)The adjusted Accrual Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of In-Kind Accrual owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

(D)Mandatory Redemption.  If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series D Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Article FOURTH(c)(d)(vi)(B) if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

(E)Mechanics of Redemption. In order to redeem any of the Holders’ Series D Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Holder setting forth (1) the number of shares of Series D Preferred Stock that the Corporation is redeeming, (2) the applicable Accrual Rate, Liquidation Value and Early Redemption Price, and (3) the calculation of the amount paid.  Upon receipt of payment in cash, each Holder will promptly submit to the Corporation such Holder’s Series D Preferred Stock certificates.  In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment.  For the avoidance of doubt, the delivery of a Redemption Notice shall not affect Holder’s rights under Article FOURTH(d)(vii) until after receipt of cash payment by Holder.

(vii)Conversion.

(A)Mechanics of Conversion.

(1)One or more shares of the Series D Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (a) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of its Series D Preferred Stock; or (b) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series D Preferred Stock.

(2)Each Delivery Notice will set forth the number of shares of Series D Preferred Stock being converted, the minimum number of Conversion Shares and the amount of In-Kind Accrual and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

(3)If the Corporation notifies Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of In-Kind Accrual or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of In-Kind Accrual and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

8

(4)As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (a) transmit the Delivery Notice by facsimile or electronic mail to the Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice and deliver the number of Conversion Shares stated in the Delivery Notice; (b) either (i) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (ii) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate bearing no restrictive legend, registered in the name of Holder or its designee, for the number of Conversion Shares to which Holder is then entitled, as set forth in the Delivery Notice; and (c) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

(5)If during the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

(6)If the Corporation for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (a) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (b) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

(7)Notwithstanding any other provision: all of the requirements of Article FOURTH(d)(vi) and this Article FOURTH(d)(vii) are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

(8)If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

(9)No fractional shares of Common Stock are to be issued upon conversion of Series D Preferred Stock, but rather the Corporation will issue to Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle Holder

9

to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Holder will not be required to deliver the original certificates for the Series D Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

(B)Holder Conversion.  In the event of a conversion of any Series D Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (1) satisfy the payment of In- Kind Accrual and Conversion Premium as provided in Article FOURTH(d)(iii), and (2) issue to the Holder of such Series D Preferred Stock a number of Conversion Shares equal to (a) the Face Value multiplied by (b) the number of such Series D Preferred Stock subject to the Holder Conversion Notice divided by (c) the applicable Conversion Price with respect to such Series D Preferred Stock; all in accordance with the procedures set forth in Article FOURTH(d)(vii)(A).

(C)Corporation Conversion.  The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series D Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (1) satisfy the payment of In-Kind Accrual and Conversion Premium as provided in Article FOURTH(d)(iii), and (2) issue to the Holder of such Series D Preferred Stock a number of Conversion Shares equal to (a) the Face Value multiplied by (b) the number of such Series D Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series D Preferred Stock; all in accordance with the procedures set forth in Article FOURTH(d)(vii)(A) .

(D)Stock Splits.  If the Corporation at any time on or after the filing of this Certificate of Designations subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

(E)Rights.  In addition to any adjustments pursuant to Article FOURTH(d)(iv)(D) , if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(F)Notices.  The holders of shares of Series D Preferred Stock are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

(G)Definitions. The following terms will have the following meanings:

(1)“Adjustment Factor” means $0.10 per share of Common Stock.

(2)“Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m.. Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the

10

principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

(3)“Conversion Premium” for each share of Series D Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Accrual Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

(4)“Conversion Price” means a price per share of Common Stock equal to $2.50 per share of Common Stock, subject to adjustment as otherwise provided herein.

(5)“Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series D Preferred Stock.

(6)“Dividend Maturity Date” means the date that is 6.5 years after the Issuance Date.

(7)“Equity Conditions” means on each day during the Measurement Period, (a) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and shall not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (b) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series D Preferred Stock in accordance with their terms to the Holder on a timely basis; (c) the Corporation will have no knowledge of any fact that would cause both of the following (i) a registration statement not to be effective and available for the resale of all Conversion Shares, and (ii) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series D Preferred Stock without restriction; (d) there has been a minimum of $5 million, or 10 times the Face Value of Preferred Share being converted, whichever is lower; in aggregate trading volume since the most recent Issuance Date; (e) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (f) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (g) the Measuring Metric is at least $1.00; and (h) no Trigger Event shall have occurred.

(8)“Measurement Period” means the period beginning, if no Trigger Event has occurred the later of June 24,2016 and 30 Trading Days before the Notice Date, and if a Trigger Event has occurred 60 Trading Days before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Article FOURTH(d)(vii)(F) exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

(9)“Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series D Preferred Stock.

(10)“Maximum Triggering Level” means $3.00 per share of Common Stock.

(11)“Minimum Triggering Level” means $2.00 per share of Common Stock.

(12)“Spread Adjustment” means 150 basis points.

11

(13)“Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series D Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

(14)“Trading Day” means any day on which the Common Stock is traded on the Trading Market.

(15)“Trading Market” means or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

(H)Issuance Limitation. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation. No provision of this paragraph may be waived by Holder or the Corporation.

(I)Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series D Preferred Stock will automatically be converted into shares of Common Stock.

(viii)Trigger Event.

(A)Any occurrence of any one or more of the following shall constitute a “Trigger Event”:

(1)Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares;

(2)Any violation of or failure to timely perform any covenant or provision of this Article FOURTH (d), the Stock Purchase Agreement, or any Transaction Document, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

(3)Any violation of or failure to perform any covenant or provision of this Article FOURTH (d), the Stock Purchase Agreement, or any Transaction Document, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

(4)Any representation or warranty made in the Stock Purchase Agreement or any Transaction Document shall be untrue or incorrect in any respect as of the date when made or deemed made;

(5)The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary is obligated, including without limitation of an aggregate of at least $1,000,000 of indebtedness;

(6)While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

(7)The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market, or any notice to or from the Trading Market that the Company does not meet the listing requirements for the Trading Market;

12

(8)The Corporation notifies Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

(9)Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary and, if instituted against the Corporation or any subsidiary by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

(10)The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

(11)A final judgment or judgments for the payment of money aggregating in excess of $ 1,000,000 are rendered against the Corporation or any of its subsidiaries and are not stayed or satisfied within 30 days of entry;

(12)The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all reports and required filings;

(13)Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

(14)Any material provision of this Article FOURTH (d) shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Article FOURTH (d).

(B)It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation.  The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

(ix)Stock Register.  The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series D Preferred Stock, which will be prima facie indicia of ownership of all outstanding shares of Series D Preferred Stock. Upon the surrender of any certificate representing Series D Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

13

FIFTH.  Management of Corporation.  The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a)The precise number of directors shall be fixed and may be altered from time to time only by resolution of the Board of Directors of the Corporation.  No decrease in the number of directors shall shorten the term of any incumbent director.

(b)From the date of the effectiveness of this Article FIFTH(b) until the adjournment of the 2017 annual meeting of stockholders, each director shall be elected to serve for a term expiring at the 2017 annual meeting of stockholders.  Effective immediately upon the adjournment of the 2017 annual meeting of stockholders, the members of the Board of Directors (other than (i) those directors elected by the holders of any series of Preferred stock provided for or fixed pursuant to the provisions of Article FOURTH hereof if any (the “Preferred Stock Directors”) and (ii) the Unclassified Directors (as defined below) shall be divided into two classes, designated Class I and Class II.  Class II directors shall initially serve until the 2018 annual meeting of stockholders, and Class I directors shall initially serve until the 2019 annual meeting of stockholders.  Commencing with the 2018 annual meeting of stockholders, Class I or Class II directors, as applicable, the term of which shall then expire shall be elected at each annual meeting of stockholders to hold office for a two-year term and until such directors’ respective successors shall be duly elected and qualified.  Each member of the Board of Directors who is not assigned to either Class I or Class II (other than any Preferred Stock Directors), including such member’s respective successors (the “Unclassified Directors”), shall, at each annual meeting of stockholders, be elected to serve for a term of one year and until such director’s successor shall be duly elected and qualified.

(c)Effective immediately upon the adjournment of the 2017 annual meeting of stockholders, any director who is assigned to Class I or Class I may be removed from office at any time, but only for cause by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.  (A) From the date of the effectiveness of this Article FIFTH(c) until the adjournment of the 2017 annual meeting of stockholders, with respect to all directors and (B) effective immediately upon the adjournment of the 2017 annual meeting of stockholders, with respect to the Unclassified Directors, any such director may be removed from office at any time, for or without cause by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.

(d)Except for directors, if any, elected by the holders of any series of preferred stock as provided for or fixed pursuant to any other provision hereof, if any, vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders.  A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen subject to the election and disqualification of a successor and to such director’s earlier death, resignation or removal.

(e)Subject to this Article Fifth, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.

(f)All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

(g)The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation.

(h)To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law of the State of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time.  Any amendment or repeal of this clause (h) of this Article Fifth shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

14

(i)To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, the Corporation shall indemnify and advance expenses to the directors of the Corporation, provided that, except as otherwise provided in the By-Laws of the Corporation, the Corporation shall not be obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors.  The rights provided by this clause (i) of this Article Fifth shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the By-Laws of the Corporation, by agreement, vote of the stockholders, approval of the directors of the Corporation or otherwise.  Any amendment or repeal of this clause (i) of this Article Fifth shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

SIXTH.  Stockholder Action by Written Consent; Stockholder Nominations and Proposals.  Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders.  The By-Laws may establish procedures, in addition to those specified in Article Seventh, regulating the submission by stockholders of nominations and proposals for consideration at meetings of stockholders of the Corporation.

SEVENTH.  Special Meetings.  Subject to the terms of any class or series of Preferred Stock and except as required by law, special meetings of the stockholders of the Corporation may be called only by: (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption); (ii) the Chairman of the Board; or (iii) the President; and shall be held at such place, if any, and on such date, and at such time as they shall fix.

EIGHTH.  Section 203 of the General Corporation Law.  The Corporation elects to be governed by Section 203 of the General Corporation Law of the State of Delaware.

NINTH.  Exclusive Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the By-Laws (as either may be amended from time to time), or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).  Any person or entity purchasing or otherwise acquiring any interests in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.

TENTH.  Amendment.  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may be amended, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate of the Corporation on the _______ day of ________, 2017.

STAFFING 360 SOLUTIONS, INC.

By:
Name:
Title:

15

APPENDIX C

STAFFING 360 SOLUTIONS, INC.

BY‑LAWS

Effective as of ____ ____, 2017

ARTICLE I

STOCKHOLDERS

Section 1.01. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors (each, a “Director”) to succeed Directors whose terms expire and for the transaction of such other business as properly may come before such meeting shall be held each year, either within or without the State of Delaware, at such place, if any, and on such date and at such time, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting, unless, subject to Section 1.11 of these By-Laws and the Certificate of Incorporation of the Corporation, the stockholders have acted by vote of the stockholders to elect Directors as permitted by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

Section 1.02. Special Meetings. Special meetings of the stockholders for any purpose may be called at any time only by or at the direction of (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors then in office, (ii) the Chairman of the Board or (iii) the President.  Any special meeting of the stockholders shall be held at such place, if any, within or without the State of Delaware, and on such date and at such time, as shall be specified in such resolution.  The stockholders of the Corporation do not have the power to call a special meeting.

Section 1.03. Participation in Meetings by Remote Communication. The Board of Directors, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the DGCL and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication.  Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

Section 1.04. Notice of Meetings; Waiver of Notice.

(a)  The Secretary or any Assistant Secretary shall cause notice of each meeting of stockholders to be given in writing in a manner permitted by the DGCL not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting, subject to such exclusions as are then permitted by the DGCL.  The notice shall specify (i) the place, if any, date and time of such meeting of the stockholders, (ii) the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, (iii) in the case of a special meeting, the purpose or purposes for which such meeting is called and (iv) such other information as may be required by law or as may be deemed appropriate by the Board of Directors, the President or the Secretary of the Corporation.  If the stockholder list referred to in Section 1.07 of these By-Laws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed.  If a stockholder meeting is to be held solely by means of electronic communications, the notice of such meeting must provide the information required to access such stockholder list.

(b)  A written waiver of notice of meeting signed by a stockholder or a waiver by electronic transmission by a stockholder, whether given before or after the meeting, is deemed equivalent to notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a waiver of notice.  The attendance of any stockholder at a meeting of stockholders is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened.

Section 1.05. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, provided, however, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter.  In the absence of a

1

quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.08 of these By-laws until a quorum shall attend.

Section 1.06. Voting. Except as otherwise provided in the Certificate of Incorporation or by law, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each such share outstanding in his or her name on the books of the Corporation at the close of business on the record date for such vote.  If no record date has been fixed for a meeting of stockholders, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote (unless otherwise provided by the Certificate of Incorporation or by law) for each such share of stock outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  Except as otherwise required by law, the Certificate of Incorporation, these By-Laws, the rules and regulations of any stock exchange applicable to the Corporation or pursuant to any other rule or regulation applicable to the Corporation or its stockholders, the vote of a majority of the shares entitled to vote at a meeting of stockholders on the subject matter in question represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.  The stockholders do not have the right to cumulate their votes for the election of Directors.

Section 1.07. Voting Lists. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare, at least 10 days before every meeting of the stockholders (and before any adjournment thereof for which a new record date has been set), a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  This list shall be open to the examination of any stockholder prior to and during the meeting for any purpose germane to the meeting in the manner required by the DGCL and other applicable law.  The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of stockholders.

Section 1.08. Adjournment. Any meeting of stockholders may be adjourned from time to time, by the chairperson of the meeting or by the vote of a majority of the shares of stock present in person or represented by proxy at the meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the place, if any, and date and time thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting) are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting after the adjournment, in which case notice of the adjourned meeting in accordance with Section 1.04 of these By-Laws shall be given to each stockholder of record entitled to vote at the meeting.  At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 1.09. Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy.  A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission setting forth an authorization to act as proxy to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent.  No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period.  Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.  Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 1.10. Organization; Procedure; Inspection of Elections.

(a)  At every meeting of stockholders the presiding officer shall be the Chairman of the Board or, in the event of his or her absence or disability, the President or, in the event of his or her absence or disability, a presiding officer chosen by resolution of the Board of Directors.  The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting.  The Board of Directors may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to any such rules and regulations, the presiding officer of any meeting shall have the right and authority to prescribe rules, regulations and procedures for such meeting and to take all such actions as in the judgment of the presiding officer are appropriate for the proper conduct of such meetings.  Such rules, regulations or procedures, whether adopted by

2

the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter of business not properly brought before the meeting shall not be transacted or considered.  Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(b)  Preceding any meeting of the stockholders, the Board of Directors may, and when required by law shall, appoint one or more persons to act as inspectors of elections, and may designate one or more alternate inspectors.  If no inspector or alternate so appointed by the Board of Directors is able to act, or if no inspector or alternate has been appointed and the appointment of an inspector is required by law, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  No Director or nominee for the office of Director shall be appointed as an inspector of elections.  Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspectors shall discharge their duties in accordance with the requirements of applicable law.

Section 1.11. Stockholder Action by Written Consent.

(a)  To the fullest extent permitted by law and except as otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, are:  (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law) and (ii) delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded within 60 days of the earliest dated consent so delivered to the Corporation.

(b)  If a stockholder action by written consent is permitted under these By-Laws and the Certificate of Incorporation, and the Board of Directors has not fixed a record date for the purpose of determining the stockholders entitled to participate in such consent to be given, then:  (i) if the DGCL does not require action by the Board of Directors prior to the proposed stockholder action, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at any of the locations referred to in Section 1.11(a)(ii) of these By-Laws; and (ii) if the DGCL requires action by the Board of Directors prior to the proposed stockholder action, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.  Every written consent to action without a meeting shall bear the date of signature of each stockholder who signs the consent, and shall be valid if timely delivered to the Corporation at any of the locations referred to in Section 1.11(a)(ii) of these By-Laws.

(c)  The Secretary shall give prompt notice of the taking of an action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in accordance with the DGCL.

Section 1.12. Notice of Stockholder Business and Nominations.

(a)  Annual Meetings of Stockholders.  (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) as specified in the Corporation's notice of the meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a Committee appointed by the Board for such purpose, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures and other provisions set forth in this Section 1.12(a) as to such nominations or other business and who was a stockholder of record at the time of the giving of the stockholder’s notice required in this Section 1.12(a) to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting.  For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors or propose business to be considered (other than business properly brought under and in compliance with Rule 14a-8 (or any successor thereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included

3

in the Corporation’s proxy statement that has been prepared to solicit proxies for such annual meeting) at an annual meeting of stockholders.

(ii)For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to subclause (C) of Section 1.12(a)(i) of these By-Laws, (x) the stockholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation, (y) the stockholder must provide to the Secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in this Section 1.12(a) and (z) any such proposed business other than nominations must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation.  To be in proper form, a stockholder's notice (whether given pursuant to this Section 1.12(a)(ii) or Section 1.12(b)) shall set forth:

(A)as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director, (1) all information relating to such person that would be required to be disclosed in a proxy statement or any other filings required to be made in connection with solicitations of proxies for the election of such person as a Director in a contested election pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person's written consent to serving as a Director if elected, (3) a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person (as defined in Section 1.12(c)(vi)), any Associated Person (as defined in Section 1.12(c)(vii)) thereof, or any other person or persons (including their names) acting in concert therewith, on the one hand, and each proposed nominee or any of his or her respective “affiliates” and “associates” (each within the meaning of Rule 12b-2 under the Exchange Act), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act if the Proposing Person, Associated Person thereof, or any other person or persons acting in concert therewith were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (4) all information with respect to such person that would be required to be set forth in a stockholder’s notice pursuant to this Section 1.12 if such person (x) was a stockholder or beneficial owner on whose behalf the nomination was made and (y) was submitting a notice providing for the nomination of a person or persons for election as a Director or Directors of the Corporation in accordance with this Section 1.12 and (5) a signed statement from such person that, if elected as a Director, he or she would tender, promptly following his or her election, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at the next meeting at which he or she would face reelection and upon acceptance of such resignation by the Board of Directors, in accordance with the policies and procedures adopted by the Nominating and Governance Committee for such purpose pursuant to Section 2.02 of these By-Laws and the Corporation’s Corporate Governance Guidelines;

(B)if the stockholder’s notice relates to any business other than the nomination of a Director or Directors that the stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting (including the text of any resolution proposed for consideration and if such business includes proposed amendments to the Certificate of Incorporation or By-Laws, the text of the proposed amendments), the reasons for conducting such business at the meeting and any material interest in such business of any Proposing Person or Associated Person thereof and (2) a description of all agreements, arrangements and understandings between any Proposing Person or Associated Person thereof and any other person or persons (including their names) in connection with the proposal of such business;

(C)as to each Proposing Person, (1) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation's books), (2) the class or series and number of shares of the Corporation which are, directly or indirectly, “beneficially owned” (within the meaning of Rule 13d-3 under the Exchange Act) (provided that a person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future) and owned of record by such Proposing Person or any Associated Person thereof, (3) the class or series, if any, and number of options, warrants, puts, calls, convertible securities, stock appreciation rights or similar rights, commitments or obligations with an exercise or conversion privilege or a

4

settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Corporation, whether or not such instrument, right, obligation or commitment shall be subject to settlement in the underlying class or series of shares or other securities of the Corporation (each, a “Derivative Instrument”) that are, directly or indirectly, beneficially owned by such Proposing Person or any Associated Person thereof, (4) a description of all agreements, arrangements, understandings or relationships, including any repurchase or similar so-called “stock borrowing” agreement or arrangement and any short interest, engaged in, directly or indirectly, by such Proposing Person or any Associated Person thereof, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of capital stock or other securities of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person or any Associated Person thereof with respect to any class or series of shares or other securities of the Corporation, or that provide, directly or indirectly, the opportunity to profit from any decrease in the price or value of any class or series of capital stock or other securities of the Corporation, (5) a description of any other direct or indirect opportunity for such Proposing Person or any Associated Person thereof to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of any class or series of shares or other securities of the Corporation, (6) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such Proposing Person or any Associated Person thereof has a right to vote any shares or other securities of the Corporation, (7) a description of any rights to dividends on the shares of the Corporation owned beneficially by such Proposing Person or any Associated Person thereof that are separated or separable from the underlying shares of the Corporation, (8) a description of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any Associated Person thereof is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, if any, (9) a description of all agreements, arrangements and understandings between any Proposing Person or Associated Person thereof and any other person or persons (including their names) in connection with or related to the ownership or voting of shares of the Corporation or Derivative Instruments, (10) a representation as to whether such Proposing Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination and (11) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal of other business and/or the election of Directors in an election contest pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (whether or not such Proposing Person intends to deliver a proxy statement or conduct its own proxy solicitation); and

(D)as to the stockholder giving the notice, a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination.

The notice and updating requirements of this Section 1.12(a) shall not apply to a stockholder with respect to (and only with respect to) business properly brought under Rule 14a-8 (or any successor thereof) if the stockholder has notified the Corporation of his, her or its intention to present a proposal with respect to such particular business at an annual meeting pursuant to and in compliance with Rule 14a−8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal with respect to such particular business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may also require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation, or that could be material to a stockholder’s understanding of the independence, or lack thereof, of such nominee.

(iii)Notwithstanding anything in the second sentence of Section 1.12(a)(ii) of these By-Laws to the contrary, in the event that the number of Directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice under this Section 1.12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

5

(iv)A stockholder providing notice of a proposed nomination or other business proposed to be brought before a meeting (whether given pursuant to Section 1.12(a) or Section 1.12(b)) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(b)  Special Meetings of Stockholders.  Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation's notice of meeting shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures and other provisions set forth in this Section 1.12 as to such nomination and who was a stockholder of record at the time of the giving of the stockholder’s notice required in this Section 1.12(b) to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting.  For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at a special meeting of stockholders.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors of the Corporation, any stockholder entitled to vote at such meeting may nominate a person or persons, as the case may be, for election to such position(s) as specified in the Corporation’s notice of meeting only if (x) the stockholder delivers notice in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than 120 days prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, (y) such notice sets forth all of the information and other items that would have been required in a notice under Section 1.12(a)(ii) of these By-Laws (including the information and other items specified in subclauses (A), (C) and (D) thereof) if the stockholder (or any beneficial owner on whose behalf the nomination is made) was proposing to nominate such person or persons, as the case may be, for election as a Director at an annual meeting and (z) the stockholder provides to the Secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in Section 1.12(a)(iv).

(c)  General.

(i)  Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the presiding officer of a meeting of stockholders shall have the power and duty (x) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 (including whether the Proposing Person solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with the representation required by clause (a)(ii)(C)(10) of this Section 1.12), and (y) if any proposed nomination or business was not made or proposed, as the case may be, in compliance with this Section 1.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

(ii)  Notwithstanding anything to the contrary in this Section 1.12, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal of business under this Section 1.12 does not appear at a meeting of stockholders to present such nomination or proposed business, the nomination shall be disregarded and the proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 1.12, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(iii)  For purposes of this Section 1.12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iv)  Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with any and all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth

6

in this Section 1.12; provided, however, that (except as explicitly provided in the penultimate sentence of Section 1.12(a)(ii) of these By-Laws) any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to, and shall not, limit the separate and additional requirements set forth in these By-Laws with respect to nominations or proposals as to any other business to be considered pursuant to this Section 1.12.  Nothing in this Section 1.12 shall be deemed to affect any rights of (x) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereof) under the Exchange Act or (y) the holders of any series of preferred stock to elect Directors pursuant to any applicable provisions of the Certificate of Incorporation or of the relevant preferred stock certificate of designation.

(v)  In no event shall the announcement of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice of a stockholder nomination or a stockholder proposal as described in this Section 1.12.

(vi)  For purposes of this Section 1.12, the term “Proposing Person” means (x) the stockholder providing the notice of a proposed nomination or other business proposed to be brought before a meeting and (y) any beneficial owner or beneficial owners on whose behalf the proposed nomination or other business proposed to be brought before a meeting is made.

(vii)  For purposes of this Section 1.12, the term “Associated Person” means, with respect to any Proposing Person, any “affiliate” or “associate” (each within the meaning of Rule 12b-2 under the Exchange Act) of such Proposing Person.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01. General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By‑Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers and authority of the Corporation.

Section 2.02. Number and Term of Office. The number of Directors who shall constitute the Board of Directors shall be the number (which shall not be less than three) that is fixed from time to time exclusively by resolution of the Board of Directors, subject to any rights of the holders of shares of any class or series of Preferred Stock, if in effect.  The Directors, subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, shall be elected for the term set forth in the Certificate of Incorporation, with each Director to hold office until his or her successor is duly elected and qualified, provided that the term of each Director shall be subject to such Director’s earlier death, resignation or removal.  No decrease in the number of Directors shall shorten the term of any incumbent Director.  At each meeting of the stockholders for the election of Directors, provided a quorum is present, each Director subject to election shall be elected by a majority of the votes validly cast with respect to that Director in such election, provided that if the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. For purposes of this Section 2.02, a majority of the votes cast means that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director.  The Nominating and Governance Committee shall establish procedures under which any nominee shall tender a contingent resignation to the Board of Directors.  The Nominating and Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on such Committee’s recommendation and publicly disclose its decision, along with the rationale for such decision, within 90 days from the date of the certification of the election results. In making their decision, the Nominating and Governance Committee and the Board of Directors will evaluate the best interests of the Corporation and its stockholders and shall consider all factors and information that they deem relevant.

Section 2.03. Annual and Regular Meetings: Notice. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders either (i) at the place of such annual meeting of the stockholders, in which event notice of such annual meeting of the Board of Directors need not be given, or (ii) at such other time and place as shall have been specified in advance notice given to members of the Board of Directors of the date, place and time of such meeting.  Any such notice shall be given at least 48 hours in advance if sent by to each Director by facsimile, by email or by any other form of electronic transmission approved by such Director (each, a “Specified Transmission”), or delivered to him or her personally, or at least five days’ in advance, if notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address.  Any such notice need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

7

The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and time of such meetings.  Advance notice of regular meetings need not be given; provided if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each member of the Board of Directors of the place, date and time of such meetings which shall be at least 48 hours’ notice, if such notice is sent by Specified Transmission, to each Director, or delivered to him or her personally, or at least five days’ notice, if such notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address.  Notice of such a meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

Section 2.04. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by any member of the Board of Directors, at such place (within or without the State of Delaware), date and time as may be specified in the respective notices or waivers of notice of such meetings.  Special meetings of the Board of Directors may be called on 48 hours’ notice, if such notice is sent by Specified Transmission, to each Director, or delivered to him or her personally, or on five days’ notice, if notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address.  Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice (including by Specified Transmission), whether before or after such meeting.  Any business may be conducted at a special meeting.

Section 2.05. Quorum. A quorum for meetings of the Board of Directors shall consist of a majority of the total authorized membership of the Board of Directors.

Section 2.06. Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.07. Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another date, time or place, provided such adjourned meeting is no earlier than 48 hours after written notice (in accordance with these By-Laws) of such postponement has been given to the Directors (or such notice is waived in accordance with these By-Laws), and, at any such postponed meeting, a quorum shall consist of a majority of the total authorized membership of the Board of Directors.

Section 2.08. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by Specified Transmission, and such writing or writings or Specified Transmissions are filed with the minutes of proceedings of the Board of Directors.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.09. Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By‑Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate.  In addition to the election of the Chairman of the Board, the Board may elect one or more vice-chairpersons or lead Directors to perform such other duties as may be designated by the Board.

Section 2.10. Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 2.11. Resignations. Any Director may resign at any time by submitting a Specified Transmission or by delivering a written notice of resignation to the Chairman of the Board, the President or the Secretary.  Such resignation shall take effect upon delivery unless the resignation specifies a later effective date or an effective date determined upon the happening of a specific event.

Section 2.12. Removal of Directors. Subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional Directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any Director may be removed by the affirmative vote of holders of at least a majority of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of Directors acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, the Certificate of Incorporation and these Bylaws, provided that each Director may only be removed for cause in this manner.

8

Section 2.13. Vacancies and Newly Created Directorships. Subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional Directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), and except as otherwise provided by law, any vacancy in the Board of Directors that results from the death, disability, resignation, disqualification, removal of any Director or from any other cause shall be filled solely by a majority of the total number of Directors then in office, even if less than a quorum, or by a sole remaining Director.  A Director elected to fill a vacancy or newly created Directorship shall hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal.

Section 2.14. Director Fees and Expenses. The amount, if any, which each Director shall be entitled to receive as compensation for his or her services shall be fixed from time to time by the Board of Directors or a duly authorized Committee.  The Corporation will cause each non-employee Director serving on the Board of Directors to be reimbursed for all reasonable out-of-pocket costs and expenses incurred by him or her in connection with such service.

Section 2.15. Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE III

COMMITTEES

Section 3.01. How Constituted. The Board of Directors shall have a Finance Committee, a Compensation Committee, an Audit Committee, a Nominating and Governance Committee and such other committees as the Board of Directors may determine (collectively, the “Committees”).  Each Committee shall consist of such number of Directors as from time to time may be fixed by a majority of the total authorized membership of the Board of Directors, and any Committee may be abolished or re-designated from time to time by the Board of Directors. Each member of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

Section 3.02. Powers. Each Committee shall have such powers and responsibilities as the Board of Directors may from time to time authorize.  The Executive and Finance Committee, except as otherwise provided in this Section 3.02 or the DGCL, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation.  Each such other Committee, except as otherwise provided in this Section 3.02, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors.  No Committee shall have the power or authority:

(a)  to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

(b)  to adopt an agreement of merger or consolidation or a certificate of ownership and merger;

(c)  to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets;

(d)  to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or

(e)  to amend these By-Laws of the Corporation.

Section 3.03. Proceedings. Each Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time, provided that the Board of Directors may adopt other rules and regulations for the governance of any Committee not inconsistent with the provisions of

9

these By-Laws.  Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors following any such proceedings.

Section 3.04. Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business.  The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee.  Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing or by Specified Transmission, and such writing or writings or Specified Transmission or Specified Transmissions are filed with the minutes of the proceedings of the Committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.  The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

Section 3.05. Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06. Resignations. Any member of any Committee may resign at any time by submitting a Specified Transmission or by delivering a written notice of resignation to the Chairman of the Board, the President or the Secretary.  Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.07. Removal. Any member of any Committee may be removed from his or her position as a member of such Committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

Section 3.08. Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members shall continue to act, and any such vacancy may be filled by the Board of Directors subject to Section 3.01 of these By-Laws.

ARTICLE IV

OFFICERS

Section 4.01. Number. The officers of the Corporation shall be chosen by the Board of Directors and, subject to the last sentence of this Section 4.01, shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Chief Financial Officer, and a Treasurer, and any other officers appointed pursuant to Section 4.14.  The Board of Directors also may elect and the President may appoint one or more Assistant Secretaries, Assistant Treasurers and Assistant Controllers in such numbers as the Board of Directors or the President may determine who shall have such authority, exercise such powers and perform such duties as may be specified in these By-Laws or determined by the Board of Directors.  Any number of offices may be held by the same person, except that one person may not hold both the office of President and Secretary.  The Board may determine that the Chairman of the Board will not be an officer of the Corporation.  The Chairman of the Board (whether or not an officer) shall be a Director, but no other officer need be a Director.

Section 4.02. Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors at which his or her successor has been elected and qualified.  In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors.  Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4.03. Salaries. Except as otherwise determined by the Board of Directors, the salaries of all officers of the Corporation shall be fixed or established in the manner authorized by the Compensation Committee, or, if not so fixed or established in the manner authorized by the Compensation Committee, by the Board of Directors, subject to any applicable legal or regulatory requirements.

Section 4.04. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors or by the President as permitted pursuant to Section 4.07.  Any officer may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Chairman of the Board, the President or the Secretary.  Unless otherwise specified therein, such resignation shall take effect upon delivery.  Any vacancy occurring in any office

10

of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors, or, if the President has authority pursuant to Section 4.07 of these By-Laws to fill such office, then by the President subject to Section 4.07 of these By-Laws or by the Board of Directors.

Section 4.05. Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By‑Laws or in a resolution of the Board of Directors, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

Section 4.06. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders at which he or she is present.

Section 4.07. President. The President shall, subject to the direction of the Board of Directors, be the chief executive officer of the Corporation, shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He or she shall manage and administer the Corporation’s business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer, president or chief operating officer, of a corporation, including, without limitation under the DGCL.  He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and any other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation may need to be affixed.  Except as otherwise determined by the Board of Directors, he or she shall have the authority to cause the employment or appointment of such employees (other than the President) and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation and to remove or suspend any such employees or agents elected or appointed by the President or the Board of Directors.  Except as otherwise determined by the Board of Directors, he or she shall also have the authority to remove any officer of the Corporation with, if the President is not the Chairman of the Board, the approval of the Chairman of the Board, or, if the President is the Chairman of the Board, the approval of the lead director or such other director designated by the Board for such purpose.  The President shall perform such other duties and have such other powers as the Board of Directors or the Chairman of the Board may from time to time prescribe.

Section 4.08. Vice President. Except as otherwise determined by the Board of Directors, each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the President.  Except as otherwise determined by the Board of Directors, in the absence of the President, the duties of the President shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the President, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office; subject in any case to review and superseding action by the President.

Section 4.09. Secretary. Except as otherwise determined by the Board of Directors, the Secretary shall have the following powers and duties:

(a)  He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors and all Committees of which a secretary has not been appointed in books provided for that purpose.

(b)  He or she shall cause all notices to be duly given in accordance with the provisions of these By‑Laws and as required by law.

(c)  Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

(d)  He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he or she may attest the same.

(e)  He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By‑Laws.

(f)  He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

11

(g)  He or she shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(h)  He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By‑Laws or as may be assigned to him or her from time to time by the Board of Directors, or the President.

Section 4.10. Chief Financial Officer. Except as otherwise determined by the Board of Directors, the Chief Financial Officer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

(a)  He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

(b)  He or she shall render to the Board of Directors, whenever requested, a statement of the financial condition of the Corporation and of all his or her transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

(c)  He or she shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

(d)  He or she shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the Chairman of the Board.

Section 4.11. Treasurer. Except as otherwise determined by the Board of Directors, the Treasurer shall have the following powers and duties:

(a)  He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(b)  He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By‑Laws or as may be assigned to him or her from time to time by the Board of Directors, the Chairman of the Board or the Chief Financial Officer.

Section 4.12. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.  The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.  Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

Section 4.13. Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors.

ARTICLE V

CAPITAL STOCK

Section 5.01. Certificates of Stock, Uncertificated Shares. The shares of the Corporation shall be represented by certificates, except to the extent that the Board of Directors has provided by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock in the Corporation represented by certificates shall be entitled to have, and the Board may in its sole discretion permit a holder of uncertificated shares to receive upon request a certificate signed by the appropriate officers of the Corporation, representing the number of shares registered in certificate form.  Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By‑Laws.

12

Section 5.02. Signatures; Facsimile. All signatures on the certificates referred to in Section 5.01 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law.  In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03. Lost, Stolen or Destroyed Certificates. A new certificate may be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, only upon delivery to Corporation of an affidavit of the owner or owners (or their legal representatives) of such certificate, setting forth such allegation, and a bond or undertaking as may be satisfactory to a financial officer of the Corporation to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.  Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL.  Subject to the provisions of the Certificate of Incorporation and these By‑Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.05. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests, provided that if a transfer of shares shall be made for collateral security, and not absolutely, this fact shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.06. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01. Nature of Indemnity. The Corporation shall indemnify, to the fullest extent permitted by the DGCL and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a Director or officer of the Corporation, or while serving as a Director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a Director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding had no reasonable cause to believe his or her conduct was unlawful; provided that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.  Notwithstanding the foregoing, but subject to Section 6.05 of these By-Laws, the Corporation shall not be obligated to indemnify a Director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such Director or officer, unless such proceeding (or part thereof) has been authorized in the specific case by the Board of Directors.

The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

13

Section 6.02. Successful Defense. To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 6.01 of these By-Laws or in defense of any claim, issue or matter therein, he or she shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 6.03. Determination That Indemnification Is Proper. Any indemnification of a present or former Director or officer of the Corporation under Section 6.01 of these By-Laws (unless ordered by a court) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws.  Any such determination shall be made, with respect to a person who is a Director or officer at the time of such determination (i) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum, or (ii) by a Committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Section 6.04. Advance of Expenses. Expenses (including attorneys’ fees) incurred by a present or former Director or officer in defending any civil, criminal, administrative or investigative proceeding shall be paid by the Corporation prior to the final disposition of such proceeding upon written request by such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation under this Article or applicable law; provided that the Board of Directors may not require such Director or officer to post any bond or otherwise provide any security for such undertaking.  The Corporation or, in respect of a present Director or officer, the Board of Directors may authorize the Corporation’s counsel to represent (subject to applicable conflict of interest considerations) such present or former Director or officer in any proceeding, whether or not the Corporation is a party to such proceeding.

Section 6.05. Procedure for Indemnification of Directors and Officers. Any indemnification of a Director or officer of the Corporation under Sections 6.01 and 6.02 of these By-Laws, or advance of expenses to such persons under Section 6.04 of these By-Laws, shall be made promptly, and in any event within 30 days, upon the written request by or on behalf of such person (together with supporting documentation).  If a determination by the Corporation that such person is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request.  If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by such person in any court of competent jurisdiction.  Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation.  It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of these By-Laws where the required undertaking, if any, has been received by or tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.06. Contract Right; Non-Exclusivity; Survival.

(a)  The rights to indemnification and advancement of expenses provided by this Article shall be deemed to be separate contract rights between the Corporation and each Director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect and any repeal or modification thereof shall not adversely affect any right or obligation then existing with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts.  Such “contract rights” may not be modified retroactively as to any present or former Director or officer without the consent of such Director or officer.

(b)  The rights to indemnification and advancement of expenses provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall not be deemed exclusive of any other rights to which a present or former Director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled under any by‑law, agreement, vote of stockholders or disinterested Directors, or otherwise.

(c)  The rights to indemnification and advancement of expenses provided by this Article to any present or former Director or officer shall inure to the benefit of the heirs, executors and administrators of such a person.

14

Section 6.07. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on commercially reasonable terms consistent with then prevailing rates in the insurance market.

Section 6.08. Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all documents, and do all acts, that as the Corporation may reasonably request to secure such rights, including the execution of such documents as the Corporation may reasonably request to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.09. Employees and Agents. The Board, or any officer authorized by the Board generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board may determine, up to the fullest extent permitted by the DGCL and other applicable law.

Section 6.10. Interpretation, Severability. Terms defined in Sections 145(h) or (i) of the DGCL have the meanings set forth in such sections when used in this Article.  If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative, investigative or otherwise, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at the location provided in the Certificate of Incorporation of the Corporation.

Section 7.02. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01. Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation’s capital stock.

A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 8.02. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Corporation’s stockholders and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.03. Execution of Instruments. Except as otherwise provided by law or the Certificate of Incorporation, the Board of Directors or the President may authorize the President or any other officer or agent to enter into any contract or execute and deliver

15

any instrument in the name and on behalf of the Corporation.  Any such authorization may be general or limited to specific contracts or instruments.

Section 8.04. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chairman of the Board or the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock at any such meeting, or through action without a meeting.  The Board of Directors may by resolution from time to time confer such power and authority (in general or confined to specific instances) upon any other person or persons.

Section 8.05. Fiscal Year. The fiscal year of the Corporation shall commence on the first day of June of each year and shall terminate in each case on May 31.

Section 8.06. Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware”.  The form of such seal shall be subject to alteration by the Board of Directors.  The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

Section 8.07. Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

Section 8.08. Electronic Transmission. “Electronic transmission”, as used in these By-laws, means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX

AMENDMENT OF BY‑LAWS

Section 9.01. Amendment. Subject to the provisions of the Certificate of Incorporation, these By‑Laws may be amended, altered or repealed:

(a)  by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, or

(b)  at any regular or special meeting of the stockholders upon the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Corporation entitled to vote in any election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, provided, that Sections 1.02, 1.11, 1.12, 2.02, 2.12, 2.13, Article VI and this Section 9.01 shall not be amended, altered or repealed pursuant to this Section 9.01(b) without the affirmative vote of holders of at least two-thirds of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of Directors.

Notwithstanding the foregoing, no amendment, alteration or repeal of Article VI shall adversely affect any right or protection existing under these By-Laws immediately prior to such amendment, alteration or repeal, including any right or protection of a Director thereunder in respect of any act or omission occurring prior to the time of such amendment.

ARTICLE X

CONSTRUCTION

Section 10.01. Construction. In the event of any conflict between the provisions of these By‑Laws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

16

APPENDIX D

STAFFING 360 SOLUTIONS, INC.

2016 OMNIBUS INCENTIVE PLAN

1.Purpose. The purpose of the Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2.Definitions. The following definitions shall be applicable throughout this Plan:

(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award and Performance Compensation Award granted under this Plan.

(c)“Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Agreement evidencing the grant of an Award hereunder.

(d)“Board” means the Board of Directors of the Company.

(e)“Business Combination” has the meaning given such term in the definition of “Change in Control.”

(f)“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(g)“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or (ii) the performance of the Participant’s duties to the Company. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(h)“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)

An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii)

The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii)

Approval by the Board and, if required, stockholders of the Company of, or execution by the Company of any definitive agreement with respect to, or the consummation of (it being understood that the mere execution of a term sheet, memorandum of understanding or other non-binding document shall not constitute a Change of Control):

(A)	A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;
(B)

A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (B) shall not trigger the settlement or payment of any Award granted under this Plan that constitutes non-exempt “deferred compensation” for purposes of Section 409A of the Code; or

(C)	An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company).

(i)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(j)“Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(k)“Common Shares” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(l)“Company” means Staffing 360 Solutions, Inc., a Nevada corporation, together with its successors and assigns.

(m)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n)“Disability” means a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(o)“Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p)“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q)“Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r)“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s)“Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t)“Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Stock is listed on a securities exchange, the closing sales price on the principal such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(u)“Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v)“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w)“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x)“Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y)“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)“Option” means an Award granted under Section 7 of this Plan.

(aa)“Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb)“Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(cc)“Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(dd)“Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(ee)“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(ff)“Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(gg)“Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh)“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii)“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj)“Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(kk)“Person” has the meaning given such term in the definition of “Change in Control.”

(ll)“Plan” means this Staffing 360 Solutions, Inc. 2016 Omnibus Incentive Plan, as amended from time to time.

(mm)“Retirement” means the fulfillment of each of the following conditions: (i) the Participant is good standing with the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and (B) that at the time of such voluntary termination, the sum of: (1) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (2) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than 5 years).

(nn)“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(oo)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(pp)“Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(qq)“SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(rr)“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ss)“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(tt)“Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(uu)“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(vv)“Subsidiary” means, with respect to any specified Person:

(i)

any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)

any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ww)“Substitute Award” has the meaning given such term in Section 5(e).

(xx)“Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3.Effective Date; Duration. The Plan shall be effective as of the Effective Date, subject to approval by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4.Administration.

(a)The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b)Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c)The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Board, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d)Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5.Grant of Awards; Shares Subject to this Plan; Limitations.

(a)The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate number of Common Shares equal to 2,500,000.

(c)Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(d)Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

(f)Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 400,000 Common Shares in the aggregate or (ii) payable in cash in an amount exceeding $750,000 in the aggregate.

6.Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7.Options.

(a)Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b)Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i)an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third (3rd) anniversary of the Date of Grant;

(ii)the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A)one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;

(B)for directors, officers and employees of the Company only, for the remainder of the Option Period following termination of employment or service by reason of such Participant’s Retirement (it being understood that any Incentive Stock Option held by the Participant shall be treated as a Nonqualified Stock Option if exercise is not undertaken within 90 days of the date of Retirement);

(C)90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii)both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e)Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.Stock Appreciation Rights.

(a)Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)Exercise Price. The Strike Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

(c)Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i)a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant;

(ii)the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A)one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B)for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C)90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii)both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d)Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable)

has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9.Restricted Stock and Restricted Stock Units.

(a)Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

(b)Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii)Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10.Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11.Performance Compensation Awards.

(a)Generally. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to certain Eligible Persons to qualify for an exemption under Section 162(m) of the Code. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate any other Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b)Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e)Payment of Performance Compensation Awards.

(i)Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f)Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12.Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i)adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the

Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a)all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;

(b)               the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c)                Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14.Amendments and Termination.

(a)Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b)Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; and, provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15.General.

(a)Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b)Nontransferability; Trading Restrictions.

(i)Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii)The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv)The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c)Tax Withholding.

(i)A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d)No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g)Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)Government and Other Regulations.

(i)The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

(j)Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to the conflict of laws provisions.

(p)Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q)Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s)Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t)Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u)Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(v)Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

APPENDIX E

STAFFING 360 SOLUTIONS, INC.

2016 LONG TERM INCENTIVE PLAN

SECTION 1.   ESTABLISHMENT, PURPOSES AND EFFECTIVE DATE OF PLAN

1.1.Establishment. Staffing 360 Solutions, Inc. (the “Company”), a Nevada corporation, hereby establishes the Staffing 360 Solutions, Inc. 2016 Long Term Incentive Plan (the “Plan”) to provide incentive compensation awards (“Award”) to eligible employees.

1.2.Effective Date. The Plan was approved by the shareholders of the Company, and by the Board, on May 24th, 2016. The Plan shall be effective as of such approval date (the “Effective Date”).

1.3.Purpose. The purpose of the Plan is to advance the interests of the Company by (a) encouraging and providing for the acquisition of equity interests in the Company by Participants, thereby increasing the stake in the future growth and prosperity of the Company, and furthering the Participants’ identity of interest with those of the Company’s shareholders, and (b) enabling the Company to compete with other organizations in attracting, retaining, promoting and rewarding the services of Participants.

SECTION 2.  DEFINITIONS

2.1.Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)“Award” means, an incentive compensation award made to eligible employees.

(b)“Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and conditions applicable to the Award granted to the Participant.

(c)“Board” means the Board of Directors of the Company.

(d)“Change of Control” means the occurrence of (1) an acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (“Voting Securities”) by any “Person” (as that term is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities, or (2) approval by the full Board and, if required, stockholders of the Company of, or execution by the Company of any definitive agreement with respect to, or the consummation of (it being understood that the mere execution of a term sheet, memorandum of understanding or other non-binding document shall not constitute a Change of Control): (A) a merger, consolidation or reorganization involving the Company, where the events described in clauses (1) above would result, or (B) an agreement for the sale or disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

(e)“Code” means the Internal Revenue Code of 1986, as amended and the regulations and guidance promulgated thereunder.

(f)“Committee” means the Compensation Committee of the Board, or, if applicable, the delegate of the Compensation Committee of the Board as permitted or required herein; provided, however, that prior to the initial formation of the Compensation Committee of the Board, references in this Plan to the Committee will be deemed to be references to the Board.

(g)“Common Stock” means the common stock, par value $0.0001 (or any amended par value), of the Company.

(h)“Company” means Staffing 360 Solutions, Inc., a Nevada Corporation, and any successor thereto.

(i)“Covered Employee” shall mean a Participant who the Committee determines is or may be one of the group of “covered employees” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

(j)“Fair Market Value” means, except as otherwise defined in any applicable Award Agreement, as of any date, the closing price of one share of Common Stock on the NASDAQ (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time) on the date as of which such Fair Market Value is determined. If there are no Common Stock transactions reported on the NASDAQ (or on such other exchange or system as described above) on such date, Fair Market Value shall mean the closing price of one share of Common Stock on the immediately preceding day on which Common Stock transactions were so reported. If there is no regular public trading market for the Common Stock, Fair Market Value shall be the fair market value of one share of Common Stock as determined in good faith by the Committee.

(k)“Key Employee” means an employee of the Company or of a Subsidiary, including an officer or director, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company or a Subsidiary. Key Employees also may include those employees identified by the Committee to be in situations of extraordinary performance, promotion, retention or recruitment. The awarding of an Award under this Plan to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

(l)“Participant” means any Key Employee or any individual consultant or independent contractor, providing services to the Company or any Subsidiary designated by the Committee to participate in this Plan pursuant to Section 3.

(m)“Performance-Based Exception” shall mean the performance-based exception from the deductibility limitations as set forth in Code Section 162(m).

(n)“Service” means, except as otherwise defined in any applicable Award Agreement, the provision of personal services to the Company or its Subsidiaries in the capacity of (i) an employee or (ii) a consultant or independent contractor. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or its Subsidiaries, a transfer of the Participant among the Company and its Subsidiaries, or a change in the Company or Subsidiary for which the Participant renders such Service, provided in each case that there is no interruption or termination of the Participant’s Service. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the time that the entity for which the Participant performs Service ceases to be a Subsidiary or otherwise part of the Company. Subject to the foregoing and the requirements of Code Section 409A, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(o)“Subsidiary” means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.

2.2.Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3.   ELIGIBILITY AND PARTICIPATION

3.1.Participants in the Plan to whom Awards shall be granted shall be selected by the Committee from among the Key Employees or any individual consultant or independent contractor providing Services to the Company or any Subsidiary.

SECTION 4.  ADMINISTRATION

4.1.Administration. The Plan shall be administered by the Committee. The administration of the Plan shall include the ability to administer any Award Agreement.   For purposes of any Award by the Committee that is intended to be exempt from the restrictions of Section 16(b) of the Exchange Act, the Committee shall consist only of independent directors who qualify as “non- employee directors,” as defined in Rule 16b-3 under the Exchange Act. For purposes of any Award granted under the Plan by the Committee that is intended to qualify for the Performance-Based Exception, the Committee shall consist only of directors who qualify as “outside directors,” as defined in Code Section 162(m) and the related regulations.

4.2.Authority. The Committee shall have the authority, subject to the terms of the Plan, to determine the Participants to whom Awards shall be granted and the terms and conditions of any and all Awards including, but not limited to, the terms and conditions of applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times. The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants who receive, or are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries and divisions, its stockholders, all Participants, and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. The terms of any plan or guideline adopted by the Committee and applicable to an Award shall be deemed incorporated in and part of the related Award Agreement. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

4.3.Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to applicable law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to be granted to any member of the Board or to any Key Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act or who is a “Covered Employee” under Code Section 162(m). The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

SECTION 5.   STOCK SUBJECT TO PLAN

5.1.Number. The total number of shares of Common Stock available for issuance under the Plan shall not exceed 1.3 million shares.

5.2.Adjustment in Capitalization. In the event of any change in the Common Stock of the Company through stock dividends or stock splits, a corporate spin-off, reverse spin-off, split-off or split-up, or recapitalization, merger, consolidation, exchange of shares, or a similar event, the aggregate number of shares of Common Stock subject to Award granted under the Plan shall be appropriately adjusted by the Committee. Such mandatory adjustment may include a change in any or all of (a) the number and kind of shares of Common Stock which thereafter may be awarded under the Plan, (b) the number of shares of Common Stock subject to outstanding Awards, (c) the conversion price with respect to any Award, (d) the performance goals which may be applicable to any outstanding Awards, and (e) such other equitable substitutions or adjustments may be made, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. Without limiting the preceding sentence, in the case of any such transaction described above, the adjustments may consist of either (i) making appropriate provision for the protection of outstanding Awards by the substitution on an equitable basis of appropriate equity interests or awards similar to the Awards (or, in the event no such similar equity interests may be identified, a nonqualified deferred compensation account allocation of equivalent value), provided that the substitution neither enlarges nor diminishes the value and rights under the Awards; or (ii) upon written notice to the Participants, providing that Awards will be exercised, distributed, cashed out or exchanged for value pursuant to such terms and conditions (including the waiver of any existing terms or conditions including but not limited to vesting restrictions or exercise waiting periods) as shall be specified in the notice. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number. Any such adjustment shall be consistent with Code Sections 424, 409A and 162(m) to the extent the Awards subject to adjustment are subject to such Code Sections.

SECTION 6.   DURATION OF PLAN

The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 11 hereof, until December 31, 2018. Upon termination of the Plan, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with the terms of the Plan and the applicable Award Agreement.

SECTION 7.   INCENTIVE COMPENSATION

7.1.Incentive Compensation Awards. Each Participant will be awarded an Award based on the performance of a share of Common Stock through the period ending on and including December 31, 2018 (the “Performance Period’). The Award will set forth the number of performance units awarded to the Participant (the “Performance Units”).   The final Award will be determined by multiplying the Performance Units by the vesting rate, as set forth in the table below (the “Vesting Rate”), which is to be determined by the average market cap of the Company, defined as the Fair Market Value multiplied by the number of shares of common stock outstanding on that day, during the 90-day period immediately preceding and including December 31, 2018 (the “2018 Market Cap”).  The product is the number of shares of Common Stock underlying the Award.

2018 Market Cap	Vesting Rate
Up to $54.6m	0
From $54.6m to below $82.0m	25%
From $82.0m to below $109.3m	41.67%
From $109.3m to below $136.6m	66.67%
At $136.6m or above	100%

7.2.Issuance. The shares of Common Stock under the Award will be issued to the Participant within 30 days of December 31, 2018 but in no event later than March 15, 2019 (the “Issuance Date”); provided, that Participant has been continuously employed with the Company through the Issuance Date.

7.3.Stock Retention Period. Except for shares of Company Stock that may be used for withholding purposes as set forth in Section 12.2 or for fulfilling any personal income tax obligations resulting from the issuance of shares of Common Stock under an Award (but only up to an amount necessary to satisfy such personal income tax obligations), upon issuance of shares of Company Stock, a Participant must retain such shares for a period of six (6) months from the Issuance Date (the “Stock Retention Period”). If the Company proposes to register any of its Common Stock during the Stock Retention Period, it will provide prompt written notice to the Participant of its intention to effect such registration. Within ten (10) days of receiving such written notice, the Participant may make a written request that the Company include in the proposed registration all or a portion of the share of Common Stock owned by the Participant pursuant to an Award. Once the Stock Retention Period has lapsed, such shares of Common Stock will not be subject to any restrictions on transferability, sale or disposition.

7.4.Termination of Employment. If the Participant’s employment with the Company is terminated for any reason prior to the Issuance Date, the Award will be cancelled and forfeited and the Participant will have no rights thereunder; provided, that under special circumstances, the Committee may, in its discretion, subject to Section 409A of the Code, provide for special treatment of an Award including but not limited to continued participation in the Plan; further, provided, that no such special treatment shall accelerate the timing of the issuance of shares of Common Stock or the payment of any amounts unless otherwise permitted under the Plan.

SECTION 8.   CODE SECTION 162(m) PROVISIONS

8.1.Performance Goals. It is the intent of the Committee that the Award be designed to comply with the Performance-Based Exception under Code Section 162(m). In such case, the value of the Award will be dependent on the performance of a share of Common Stock during the Performance Period.

8.2.Performance Period; Adjustments. The Committee shall determine the performance period over which the designated performance goals shall be attained and shall, in the case of an Award designed to comply with the Performance-Based Exception under Code Section 162(m), establish the performance goals no later than 90 days after the beginning of such performance period (or such other date as may be required or permitted under Code Section 162(m)). Following the end of the performance period, the Committee shall certify in writing the level of attainment of the performance goal(s). The Committee may reduce (including a reduction to zero), but may not increase the amount of an Award. The Committee may provide in any Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

SECTION 9.   RIGHTS OF PARTICIPANTS

9.1.Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ or Service of the Company.

9.2.Participation.  No employee shall have a right to be selected as a Participant.

SECTION 10.   CHANGE OF CONTROL

10.1.General. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 10 shall apply in the event of a Change of Control, unless otherwise provided in the applicable Award Agreement. Following a Change of Control, no action shall be taken under the Plan that will cause any Award that has previously been determined to be (or is determined to be) subject to Code Section 409A to fail to comply in any respect with Code Section 409A without the written consent of the Participant.

10.2.Cashout. Upon a Change of Control, Participant’s Award shall be cancelled and Participant will be entitled to receive a cash payment (the “CIC Award”) equal to the Performance Units multiplied by the Vesting Rate as determined by the value of the per share sale consideration in the event of an equity sale or in the event of the sale of all or substantially all of the assets of the Company, as determined by the Committee in its sole discretion.

10.3.Payment. Subject to applicable withholding, the Participant shall receive the CIC Award within 30 days of a Change of Control but in no event later than the 15th day of the third month of the calendar year immediately following the calendar year of the Change of Control.

SECTION 11.   AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

The Board may at any time amend, modify or terminate the Plan; provided, however, that no such action of the Board, without approval of the shareholders, may:

(a)increase the total amount of Common Stock which may be issued under the Plan, except as provided in Subsections 5.2; or

(b)make any “Material Revisions” (within the meaning of the listing rules of the NASDAQ) to change the terms of the Plan.

SECTION 12.   TAX WITHHOLDING

12.1.Tax Withholding. The Company, as appropriate, shall have the right to deduct from all payments any Federal, state or local taxes required by law to be withheld with respect to such payments.

12.2.Stock Withholding. With respect to withholding required upon the issuance of shares of Common Stock pursuant to an Award, Participants may elect, subject to the terms of the applicable Award Agreement, to satisfy the withholding required, in whole or in part, by (a) having the Company withhold shares of Common Stock otherwise issuable, or (b) tendering shares of previously acquired Common Stock, including by attestation to the ownership of Common Stock, in either case having a value equal to the amount of tax to be withheld; provided, however, shares may only be withheld by the Company to the extent necessary to satisfy the minimum withholding liability required by law. The value of the shares to be withheld or tendered is to be determined by such methods or procedures as shall be established from time to time by the Committee. All elections shall be irrevocable and shall be made in writing, signed by the Participant, and shall satisfy such other requirements as the Committee shall deem appropriate.

SECTION 13.  INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 14.   REQUIREMENTS OF LAW AND OTHER PROVISIONS

14.1.Requirements of Law. The granting of Awards, and the issuance of shares of Common Stock with respect to an Award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.2.Foreign Jurisdictions. In order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, the Committee may (a) modify the terms and conditions of Awards granted to Participants employed outside the United States, (b) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (c) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder; provided, however, that the Committee may not or make any sub-plan that (i) increases the limitations contained in Section 5.1, (ii) increases the number of shares of Common Stock available under the Plan, as set forth in Section 5.1, (iii) causes the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act or (iv) causes the grant of any performance Award to fail to qualify for an income tax deduction pursuant to Code Section 162(m). Subject to the foregoing, the Committee may amend, modify, administer or terminate such sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

14.3.Governing Law. The Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

14.4.Compensation Recovery Policy. The Awards granted under this Plan shall be subject to any compensation recovery or claw back policy adopted by the Company, including any policy required to comply with applicable law or listing standards, as such policy may be amended from time to time in the sole discretion of the Company. As consideration for and by accepting any Award under the Plan, the Participant agrees that all prior Awards made by the Company to the Participant shall become subject to the terms and conditions of the provisions of this Subsection 14.4.

14.5.No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

14.6. 409A Compliance. To the extent any Award is subject to Code Section 409A, such Award and the Plan are intended to be administered in a manner consistent with the requirements of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

Solely for purposes of determining the time and form of payments due under any Award that is considered nonqualified deferred compensation under Code Section 409A and that is not otherwise exempt from Code Section 409A, a Participant shall not be deemed to have incurred a termination of employment unless and until he shall incur a “separation from service” within the meaning of Code Section 409A.

14.7.Severability; Blue Pencil. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

14.8.No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program. No amount payable in respect of any Award pursuant to an Award shall be deemed part of a Participant’s regular, recurring compensation for purposes of any employment, termination, indemnity or severance pay laws.

14.9.No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

14.10.Stockholder Rights. No Participant shall be deemed to be a holder of, or have any of the rights of a holder with respect to, any shares of Common Stock unless and until a Participant has been issued shares of Common Stock as provided under the Plan.

14.11.Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

14.12.No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

14.13.Right to Offset. Notwithstanding any provisions of the Plan to the contrary, and to the extent permitted by applicable law (including Code Section 409A), the Company may offset any amounts to be paid to a Participant (or, in the event of the Participant’s death, to his beneficiary or estate) under the Plan against any amounts that such Participant may owe to the Company or its Subsidiaries.

14.14.Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

APPENDIX F

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Staffing 360 Solutions, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is amended to read in its entirety as follows;

"The corporation is authorized to issue a total of 60,000,000 shares of stock, par value $0.00001 per share, of which 40,000,000 shares shall be common stock and 20,000,000 shares shall be preferred stock. The board of directors of the corporation is hereby vested, to the fullest extent permitted under law, with the authority to designate from time to time, by duly adopted resolution(s), one or more classes or series of the preferred stock, to fix the number of shares constituting such class or series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such class or series."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be

required by the provisions of the articles of incorporation* have voted in favor of the amendment is:	[Approval %]

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 1-5-15